   As filed with the Securities and Exchange Commission on September 11, 2003
                                                1933 Act File No. ______________
                                                1940 Act File No. ______________
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------
                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[_] Pre-Effective Amendment No. ____
[_] Post-Effective Amendment No. ____

    and

[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[_] Pre-Effective Amendment No. ____
[_] Post-Effective Amendment No. ____

                                -----------------

                     Loomis Sayles Income Opportunities Fund
                     ---------------------------------------
               (Exact name of Registrant as Specified in Charter)

                  c/o CDC IXIS Asset Management Services, Inc.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 862-4863

                             John E. Pelletier, Esq.
                    CDC IXIS Asset Management Services, Inc.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    COPY TO:
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                  Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement
                     ---------------------------------------

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that the filing will become effective (check the appropriate box)

        [X]       when declared effective pursuant to Section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------------------------

                                                        Proposed Maximum      Proposed Maximum      Amount of
                                       Amount Being     Offering Price Per    Aggregate Offering    Registration
Title of Securities Being Registered   Registered       Unit                  Price /1/             Fee
------------------------------------------------------------------------------------------------------------------
Common Shares, no par value            1,000 Shares     $15.00                $15,000               $1.21
------------------------------------------------------------------------------------------------------------------

/1/ Estimated solely for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                     LOOMIS SAYLES INCOME OPPORTUNITIES FUND
                              CROSS REFERENCE SHEET

                               PART A - PROSPECTUS

         ITEM IN PART A OF FORM N-2
         SPECIFIED IN PROSPECTUS                        LOCATION IN PROSPECTUS
Item 1.  Outside Front Cover .........................  Outside Front Cover Page

Item 2.  Cover Pages; Other Offering Information .....  Inside Front Cover Page; Outside Back Cover Page

Item 3.  Fee Table and Synopsis ......................  Prospectus Summary; Summary of Fund Expenses

Item 4.  Financial Highlights ........................  Inapplicable

Item 5.  Plan of Distribution ........................  Cover Page; Prospectus Summary; Underwriting

Item 6.  Selling Shareholders ........................  Inapplicable

Item 7.  Use of Proceeds .............................  Outside Front Cover Page; Prospectus Summary; Use of
                                                        Proceeds; Investment Objectives and Policies

Item 8.  General Description of the Registrant .......  Outside Front Cover Page; Prospectus Summary; The
                                                        Fund; Investment Objectives and Policies; Use of
                                                        Leverage; Principal Risks of the Fund; Additional
                                                        Risk Considerations; Management of the Fund
                                                        Dividends and Distributions; Possible Conversion to
                                                        Open-End Status; Repurchase of Shares; Description
                                                        of Shares; Certain Provisions in The Declaration of
                                                        Trust

Item 9.  Management ..................................  Prospectus Summary; Management of the Fund;
                                                        Custodian Transfer Agent; Dividend Disbursing Agent
                                                        and Registrar

Item 10. Capital Stock, Long-Term Debt, and Other       Investment Objectives and Policies; Use of Leverage;
         Securities ..................................  Dividends and Distributions; Closed-End Structure;
                                                        Possible Conversion to Open-End Status; Repurchase
                                                        of Shares; Taxation; Description of Shares; Certain
                                                        Provisions in The Declaration of Trust

Item 11. Defaults and Arrears on Senior Securities ...  Inapplicable

Item 12. Legal Proceedings ...........................  Inapplicable

Item 13. Table of Contents of the Statement of          Table of Contents of the Statement of Additional
         Additional Information ......................  Information


                  PART B - STATEMENT OF ADDITIONAL INFORMATION

                                                        LOCATION IN STATEMENT OF ADDITIONAL
         ITEM IN PART B OF FORM N-2                     INFORMATION
Item 14. Cover Page ..................................  Cover Page

Item 15. Table of Contents ....................................   Table of Contents

Item 16. General Information and History ......................   Inapplicable

Item 17. Investment Objective and Policies ....................   Investment Objectives and Policies; Investment
                                                                  Restrictions

Item 18. Management ...........................................   Management of the Fund; Investment Advisory and
                                                                  Other Services

Item 19. Control Persons and Principal Holders of Securities ..   Management of the Fund

Item 20. Investment Advisory and Other Services ...............   Investment Advisory and Other Services

Item 21. Brokerage Allocation and Other Practices .............   Portfolio Transactions and Brokerage; Determination
                                                                  of Net Asset Value

Item 22. Tax Status ...........................................   Taxation

Item 23. Financial Statements .................................   Financial Statements; Report of Independent
                                                                  Accountants

                           PART C - OTHER INFORMATION

     The information required to be in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

********************************************************************************

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchage Commission is effective. The prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or saloe is not permitted.

********************************************************************************

PROSPECTUS                   Subject to Completion          [LOOMIS SAYLES LOGO]
                   Preliminary Prospectus dated _________, 2003

                                __________ Shares

                     Loomis Sayles Income Opportunities Fund
                                  Common Shares
                                $15.00 per share

                                   ----------

     Investment Objectives. Loomis Sayles Income Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company advised by Loomis, Sayles & Company, L.P. ("Loomis Sayles" or the "Adviser").

          .    The Fund's primary investment objective is high current income;
               and

          . The Fund's secondary investment objective is capital appreciation.

     Portfolio Contents. Under normal market conditions, the Fund will invest substantially all of its assets in three asset classes: (1) U.S. and non-U.S. income-producing corporate and government debt securities ("High Income Securities"); (2) income-producing securities issued by real estate companies ("Real Estate Securities"); and (3) senior floating rate loans ("Bank Loans"). The Fund may invest in foreign securities (including emerging market securities). High Income Securities may be debt securities that are rated below investment grade quality (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services) or if unrated are determined to be of comparable quality by the Adviser. These high yield debt securities are commonly called "junk bonds." There can be no assurance that the Fund will achieve its investment objectives. For more information on the Fund's investment strategies, see "Investment Objectives and Policies" and "Principal Risks of the Fund."

     No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares a relatively short time after completion of the public offering. The Fund has applied to list its common shares on the [American] Stock Exchange under the symbol "[___]."

     Investing in the common shares involves risks that are described in "Principal Risks of the Fund" beginning on page [__] of this prospectus.

                                   ----------

                                                              Per Share    Total
                                                              ---------   ------
Public offering price......................................   $  15.00    $[___]
Sales load ................................................   $  [.675]   $[___]
Estimated offering expenses (1)............................   $   [.03]   $[___]
Proceeds to the Fund.......................................   $[14.295]   $[___]

     (1) Total organizational expenses and offering costs are estimated to be approximately $[___]. The Adviser has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $0.03 per common share.

     The underwriters may also purchase up to an additional [______] common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover over-allotments.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery on or about __________, 2003.

                                   ----------

                                 [UNDERWRITERS]

                                   ----------

                 The date of this prospectus is __________, 2003.

     (continued from previous page)

     Asset Allocation. The Adviser will be responsible for allocating the assets of the Fund among the various asset classes, taking into account the Fund's investment objectives, valuations and trends in the equity and debt markets and other economic factors. The Adviser will allocate the Fund's assets within the following percentage ranges:

                      Asset Class                              Minimum   Maximum
                      -----------                              -------   -------
High Income Securities......................................     30%       70%
Real Estate Securities......................................     20%       40%
Bank Loans..................................................     10%       30%

     Initially, the Fund will invest approximately [50%] of its assets in High Income Securities, [30]% of its assets in Real Estate Securities, and [20]% of its assets in Bank Loans.

     Duration. The Adviser expects that the duration of the Fund (not including the portion of the Fund invested in Real Estate Securities) will be between [__] and [___] years (including taking into account the effect of anticipated leverage). Initially, the average aggregate duration of the Fund (not including the portion of the Fund invested in Real Estate Securities) is expected to be less than four years (including taking into account the effect of anticipated leverage).

     Adviser and Sub-adviser. In addition to allocating the assets of the Fund among each asset class, Loomis Sayles will also manage the High Income Securities and Bank Loans asset classes. As of [______], 2003, Loomis Sayles had $[___] in assets under management. AEW Management and Advisors, L.P. ("AEW"), an affiliate of the Adviser, will serve as the sub-adviser to the Fund and will be responsible for investing in the Real Estate Securities asset class. As of [_____], 2003, AEW and its affiliates operating under the AEW name had $[___] in assets under management.

     Leverage. The Fund intends to use leverage by issuing preferred shares representing approximately [35]% of the Fund's capital after their issuance or, alternatively, through issuing commercial paper or notes or through other borrowings. Through leveraging, the Fund will seek to obtain a higher return for holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique, and there are special risks and costs associated with leveraging. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Use of Leverage-Leverage Risks."

     This prospectus sets forth concisely information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated ____________, 2003 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page [___] of this prospectus. You may request a free copy of the SAI by calling (800) 862-4863 or by writing to the Fund. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission's web site (http://www.sec.gov).

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PROSPECTUS SUMMARY............................................................4
SUMMARY OF FUND EXPENSES.....................................................16
THE FUND.....................................................................18
USE OF PROCEEDS..............................................................18
INVESTMENT OBJECTIVES AND POLICIES...........................................18
USE OF LEVERAGE..............................................................29
INTEREST RATE TRANSACTIONS...................................................31
PRINCIPAL RISKS OF THE FUND..................................................33
ADDITIONAL RISK CONSIDERATIONS...............................................42
MANAGEMENT OF THE FUND.......................................................44
NET ASSET VALUE..............................................................48
DIVIDENDS AND DISTRIBUTIONS..................................................49
CLOSED-END STRUCTURE.........................................................51
POSSIBLE CONVERSION TO OPEN-END STATUS.......................................51
REPURCHASE OF SHARES.........................................................51
TAX MATTERS..................................................................52
DESCRIPTION OF SHARES........................................................53
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST...............................55
UNDERWRITING.................................................................56
REPORTS TO SHAREHOLDERS......................................................58
LEGAL MATTERS................................................................58
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.................59

                                   ----------

     Please see page [___] for important privacy policy information.

     You should rely only on the information contained or incorporated by reference in this prospectus. The fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. you should assume that the information in this prospectus is accurate only as of the date of this prospectus. The fund's business, financial condition and prospects may have changed since that date.

     Until __________, 2003 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealer's obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the fund's common shares. You should review the more detailed information contained in this prospectus and in the Statement of Information, dated _________, 2003 (the "SAI"), especially the information set forth under the headings "Principal Risks of the Fund" and "Additional Risk Considerations."

The Fund..........................   Loomis Sayles Income Opportunities Fund
                                     (the "Fund") is a newly organized,
                                     diversified, closed-end management
                                     investment company.

The Offering......................   The Fund is offering [______] common
                                     shares of beneficial interest ("Common
                                     Shares") through a group of underwriters led by [_________]. The initial public offering price is $15.00 per share. You must purchase at least 100 Common Shares
                                     ($1,500). The Fund has granted the
                                     underwriters an option to purchase up to [______] additional Common Shares to cover over-allotments. See "Underwriting."
                                     Loomis, Sayles & Company, L.P. ("Loomis
                                     Sayles" or the "Adviser") and certain of its affiliates have agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed [$0.03] per Common Share.

Investment Objectives and
Policies..........................   The Fund's primary investment objective is
                                     high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund's investment objectives will be achieved. The
                                     Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "Investment
                                     Objectives and Policies" and "Principal
                                     Risks of the Fund."

                                     Under normal market conditions, the Fund will pursue its investment objectives by investing in three asset classes: (1) U.S. and non-U.S. income-producing corporate and government debt securities (including emerging market securities) ("High Income Securities"); (2) income-producing securities issued by real estate companies ("Real Estate Securities"); and (3) senior floating rate loans ("Bank Loans"). The Fund may invest in foreign securities (including emerging market securities). High Income Securities may be debt securities that are rated below investment grade quality (Ba or lower by Moody's Investors Service, Inc. ("Moody's) or BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's")), or if unrated are determined to be of comparable quality by the Adviser. These high yield debt securities are commonly called "junk bonds."

                                     The Adviser will be responsible for
                                     allocating the assets of the Fund among the various asset classes, taking into account the Fund's investment objectives, valuations, trends in the equity and debt markets and other economic factors. Under normal market conditions, the Adviser will allocate the assets within the following percentage ranges:

                                            Asset Class         Minimum  Maximum
                                            -----------         -------  -------
                                     High Income Securities...    30%      70%
                                     Real Estate Securities...    20%      40%
                                     Bank Loans...............    10%      30%

                                     Initially, the Fund will invest
                                     approximately [50%] of its assets in High
                                     Income Securities, [30%] of its assets in Real Estate Securities, and [20]% of its assets

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     in Bank Loans.

                                     Under normal market conditions, the Fund may invest up to 40% of its managed assets in debt obligations of foreign companies, foreign governments and their subdivisions, agencies, instrumentalities and sponsored entities, and supra-national entities ("Foreign Securities"). The Fund's investments in Foreign Securities may be denominated in U.S. dollars as well as foreign currencies or multinational currency units. The Fund will limit investments in non-U.S. dollar denominated securities to 25% of the Fund's managed assets. Additionally, the Fund may invest up to 30% of its assets in the Foreign Securities of issuers located in emerging markets. An issuer will be considered to be located in an emerging market if it is domiciled in or derives more than 50% of its revenues and profits from emerging market countries. Emerging market countries are countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (commonly called the "World Bank") or the International Finance Corporation, as well as countries that are classified by the United Nations or by their own authorities as developing.

                                     The Real Estate Securities asset class is sub-advised by AEW Management and Advisors, L.P. ("AEW"). The investment portfolios of the other asset classes are managed by Loomis Sayles.

                                     Duration. Under normal market conditions, the Adviser expects that the Fund (not including the portion of the Fund invested in Real Estate Securities) will maintain a duration of between [_] and [_] years (taking into account the effect of anticipated leverage). The initial average aggregate duration of the Fund, not including the portion of the Fund invested in Real Estate Securities (initially expected to represent approximately 70% of the Fund's capital) is expected to be less than four years (taking into account the effect of anticipated leverage). "Duration" is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Although the portion of the Fund investing in Real Estate Securities will not be subject to any duration restriction or guidelines, equity securities issued by Real Estate Investment Trusts ("REITS") are typically viewed as hybrid investments with both equity and fixed income characteristics and as such, tend to be less sensitive to interest rates than many types of debt securities.

                                     High Income Securities. Under normal market conditions, the Fund may invest up to 70% of its managed assets in High Income Securities. High Income Securities may be debt securities that are below investment grade quality at the time of investment (Ba or lower by Moody's Investors Service, Inc. ("Moody's) or BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's")), or if unrated are determined to be of comparable quality by the Adviser. These high yield debt securities are commonly called "junk bonds." Securities of below investment grade are regarded as having primarily speculative characteristics with respect to the capacity to repay principal and interest. The High Income Securities asset class may invest up to 5% of its assets in senior floating rate loans made to U.S. and foreign borrowers.

                                     Real Estate Securities. The Fund may invest up to 40% of its managed assets in Real Estate Securities. Real Estate Securities are income-producing common shares, preferred shares and convertible preferred shares and rights and warrants

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     to the foregoing, issued by Real Estate
                                     Companies, including REITs. A "Real Estate
                                     Company" is a company that generally
                                     derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). These "equity REITs" invest the majority of their assets directly in real property and derive their income primarily from rents. The Fund may also invest up to 20% of the assets allocated to Real Estate Securities in debt securities issued by Real Estate Companies and other fixed income securities.

                                     Bank Loans. The Fund may invest up to 30% of its assets in Bank Loans. Bank Loans include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to large corporate customers. Typically these loans hold the most senior position in a borrower's capital structure, are secured by the borrower's assets and have interest rates that reset regularly.

                                     For a more complete discussion of the
                                     Fund's investment strategy and composition, see "Investment Objectives and Policies."

                                     Other Asset Classes. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. The Fund would be unable to achieve its investment objectives if a substantial portion of its assets consisted of such instruments.

Use of Leverage...................   Subject to market conditions and the
                                     receipt of the highest credit rating on the Fund Preferred Shares (defined below) from at least one nationally recognized statistical rating agency (e.g., AAA or Aaa), approximately one to three months after completion of this offering, the Fund intends to offer preferred shares of beneficial interest ("Fund Preferred
                                     Shares") representing approximately [35%] of the Fund's capital after their issuance.
                                     The issuance of Fund Preferred Shares will leverage your investment in the Common
                                     Shares. As an alternative to Fund Preferred
                                     Shares, the Fund may incur leverage through the issuance of commercial paper or notes or other borrowings. Any Fund Preferred
                                     Shares or borrowings will have seniority over the Common Shares.

                                     The use of leverage creates an opportunity for increased Common Share net income, but also creates special risks for holders of Common Shares ("Common Shareholders"). It is anticipated that the Fund Preferred Shares will generally pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate. The Fund may, but will not be required to, seek to protect itself from the risk of increasing dividends or interest expenses resulting from an increase in short-term interest rates by entering into a swap, cap, floor, collar, future, option or other derivative transaction (an "Interest Rate Transaction") as to all or a portion of the Fund Preferred Shares or any borrowings. See "Interest Rate Transactions." As long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds Fund Preferred Share dividend rates, as reset periodically, interest on any borrowings or the payment rate set by any Interest Rate Transaction, the investment of the proceeds of the Fund Preferred Shares or any borrowing will generate more income than will be needed to pay such dividends, interest rate or other payment. If so, the excess may be available to pay higher dividends to Common Shareholders. If, however, the dividends or interest rate on any borrowings or the payment rate set by any Interest Rate Transaction exceeds the rate of return on the Fund's investment portfolio, the return to Common

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Shareholders will be less than if the Fund had not used leverage. Fund Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk. The holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two members of the Board of Trustees of the Fund and, in the event that the Fund fails to pay two full years of accrued dividends on the Fund Preferred Shares, the holders of the Fund Preferred Shares will be entitled to elect a majority of the members of the Board of Trustees. See "Use of Leverage" and "Description of Shares-Fund Preferred Shares."

                                     If the Fund offers Fund Preferred Shares, the costs of that offering associated with the Fund Preferred Shares will be borne immediately by Common Shareholders and will result in a reduction of the net asset value of the Common Shares. Similarly, the ongoing costs associated with the Fund Preferred Shares, such as auction-related expenses, will be borne by Common Shareholders.

                                     There is no assurance that the Fund will utilize leverage or that, if utilized, the Fund's leveraging strategy will be successful. See "Use of Leverage-Leverage Risk."

Leverage Risk.....................   Leverage creates two major types of risks
                                     for Common Shareholders:

                                          .    The likelihood of greater
                                               volatility of net asset value and
                                               market price of Common Shares
                                               because changes in the value of
                                               the Fund's portfolio (including
                                               changes in the value of any
                                               Interest Rate Transaction, if
                                               applicable) are borne entirely by
                                               the Common Shareholders; and

                                          .    The possibility either that
                                               Common Share income will fall if
                                               the dividend rate on the Fund
                                               Preferred Shares or the interest
                                               rate on any borrowings rises, or
                                               that Common Share income will
                                               fluctuate because the dividend
                                               rate on the Fund Preferred Shares
                                               or the interest rate on any
                                               borrowings varies.

                                     When the Fund is utilizing leverage, the fees paid to Loomis Sayles, AEW and their affiliates will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets (which include the liquidation preference on any Fund Preferred Shares and the principal amount of any borrowings used for leverage). As a result, Loomis Sayles, AEW and their affiliates have a financial incentive for the Fund to issue Fund Preferred Shares or to otherwise incur leverage, which may create a conflict of interest.

Interest Rate Transactions........   In order to reduce the interest rate risk
                                     inherent in the Fund's underlying
                                     investments and capital structure, the Fund may, but will not be required to, enter into Interest Rate Transactions. The use of
                                     Interest Rate Transactions is a highly
                                     specialized activity that involves
                                     investment techniques and risks different from those associated with ordinary portfolio security transactions. The
                                     Adviser will make all determinations
                                     regarding the use of Interest Rate
                                     Transactions by the Fund. Common
                                     Shareholders will bear the risks and costs associated with the Fund's use of Interest
                                     Rate Transactions, including the costs of any third party retained to assist the Fund or the Adviser in implementing the Fund's interest rate strategy. Although Interest
                                     Rate Transactions may reduce the interest rate risk in the Fund, the Fund may decide to make only limited use of these types of transactions because the nature of the asset classes in which the Fund invests, such as Bank Loans, may provide a partial hedge against interest rate fluctuations.
                                     This is because both the dividend rate on any Fund Preferred

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Shares and the interest earned from Bank
                                     Loans and other floating rate securities generally will change as overall interest rates change, although they may change at different times and at different rates, which could limit the effectiveness of the partial hedge. The Fund does not intend to enter into Interest Rate Transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

Principal Risks of the Fund.......   The Fund is a newly organized, diversified,
                                     closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.
                                     The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

                                     The following paragraphs summarize the
                                     principal risks to which the Fund and the Common Shares are subject. For a more complete discussion of these risks, see "Principal Risks of the Fund."

                                     No Operating History. As a newly organized entity, the Fund has no operating history. See "The Fund."

                                     Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

                                     Market Risk. Your investment in the Common
                                     Shares represents an indirect investment in the equity and debt securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Preferred shares and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred shares and debt securities generally will fall. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies market risk. See "Use of Leverage-Leverage Risks."

                                     Management Risk. The Fund is subject to
                                     management risk because it is an actively managed investment portfolio. Loomis Sayles and AEW will apply investment techniques and risk analyses in making decisions for the Fund, but there can be no guarantee that these will produce the desired results. See "Management of the Fund."

                                     Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as debt securities, preferred shares and U.S. Government obligations, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. The Fund intends to use leverage, which may tend to magnify interest rate risk. See "Use of Leverage-Leverage Risks." The Fund may use Interest Rate Transactions to help control interest rate risk. See "Investment Objectives and Policies - Additional Investment Practices - Derivatives" and "Interest Rate Transactions."

                                     Credit Risk. The Fund could lose money if the issuer or a debt security, or the counterparty to an Interest Rate Transaction, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

                                     Issuer Risk. The value of income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

                                     Smaller Company Risk. The general risks
                                     associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk.

                                     Interest Rate Transactions Risk. The Fund may enter into one or more Interest Rate Transactions to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the Interest Rate Transactions, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. There is the risk that the Fund will not be able to enter into suitable Interest Rate Transactions or that the terms of an Interest Rate Transaction will be less favorable to the Fund than expected. Similarly, if an Interest Rate Transaction terminates, the Fund may not be able to obtain a replacement Interest Rate Transaction, or the terms of a replacement Interest Rate Transaction may not be as favorable to the Fund. If these situations occur, they could have a negative impact on the performance of the Fund's Common Shares. These transactions may also reduce the opportunity for gain by offsetting any positive effect of favorable movements in the hedged interest rates. The Fund could lose money if the counterparty to an Interest Rate Transaction is unwilling or unable to honor its obligations to the Fund. If the Fund were required to redeem Fund Preferred Shares, the redemption would likely result in the Fund seeking to terminate early all or a portion of any Investment Rate Transaction. There is no assurance that a liquid secondary market will exist for any particular Interest Rate Transaction thereon at any particular time. If the Fund were unable to liquidate an Interest Rate Transaction due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk and counterparty risk with respect to the position. See "Interest Rate Transactions."

                                     Liquidity Risk. The Fund may invest in
                                     securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the debt securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The Fund's investments in High Income Securities, Real Estate Securities and Bank Loans are likely to be less liquid than investments in other types of fixed income securities, thereby magnifying this risk.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Fund Preferred Shares, if any, or interest payments on any borrowings may increase, which would tend further to reduce returns to Common Shareholders. Deflation is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

                                     Market Price Discount From Net Asset Value.
                                     Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value would decrease as a result of investment activities and may be greater for investors expecting to sell their shares a relatively short time following completion of this offering. The Fund cannot predict whether the Common Shares will trade at, above or below net asset value. See "Net Asset Value."

                                     Mortgage-Related Risk. The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities, other mortgage-backed instruments and securities of Real Estate Companies that invest primarily in loans secured by real estate and generally derive their income from interest payments on mortgage loans. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-related securities are subject to prepayment risk - the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities.

                                     Foreign Securities and Currencies Risk.
                                     Investments in Foreign Securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Foreign settlement procedures also may involve additional risks. The value of Foreign Securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of the Foreign Securities held by the Fund and the net asset value of the Fund. In addition, because the Fund receives income in foreign currencies and distributes its income in U.S. dollars, if the value of the foreign currency declines after the declaration of a dividend but prior to its payment, the Fund might be forced to liquidate other securities to cover the dividend. Foreign Securities risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. The Fund will not invest more than 25% of its total managed assets in non-U.S. dollar denominated Foreign Securities. See "Emerging Markets Risk" below and "Investment Objectives and Policies - Type of Investments - Foreign Securities."

                                     Emerging Markets Risks. In addition to the risks associated with investing in Foreign Securities generally, investments in emerging market securities involve unique risks. Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in those emerging markets countries. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges, withholding or other non-U.S. taxes, fluctuations in currency exchange rates, extended closures of securities markets, delayed settlement of securities transactions and unanticipated social or political occurrences. The laws of emerging market countries with respect to financial disclosure, fiduciary duties of officers and directors and bankruptcies of government and corporate enterprises are generally not as well developed as or are different than in the U.S.

                                     Derivatives Risk. The Fund may utilize a variety of derivative instruments for investments or risk management purposes, such as options, futures contracts, swap agreements and short sales. See "Investment Objectives and Policies - Additional Investment Practices - Derivatives" and "Interest Rate Transactions." Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

                                     High Yield Securities Risks. In addition to the risks associated with investments in fixed income securities generally, non-investment grade debt securities (often referred to as "junk bonds") are often considered speculative because of the credit risk of the issuers of such debt. They involve greater potential for higher yields but also generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for non-investment grade securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest. In addition, non-investment grade securities are less liquid then investment grade securities, and this lack of liquidity may make it more difficult for the Fund to sell those securities or may cause the Fund to sell those securities at a price lower than the price it would receive if the securities were more widely traded.

                                     Real Estate Risks. Because the Fund invests a substantial portion of its assets in the real estate industry, your investment in the Fund will be linked to the performance of the real estate markets. Property values may fall due to supply and demand disparities, increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real Estate Company prices also may drop because of the failure of borrowers to pay their loans and poor management. Many Real Estate Companies (including REITs) utilize leverage, which increases investment risk and could adversely affect a Real Estate Company's operations and market value in periods of unfavorable interest rate movements. A significant portion of the Fund's Real Estate Securities may be issued by smaller capitalization companies. See "Smaller Company Risk" below. In addition, there are risks associated with particular sectors of the real estate industry, such as retail properties, office properties, hotel properties, healthcare properties, residential properties and self-storage

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     properties.

                                     Bank Loan Risks. The risks associated with the Bank Loans asset class are similar to the risks for the High Income Securities asset class. Senior floating rate loans will generally not be rated investment grade by the rating agencies. Economic downturns generally lead to higher non-payment rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure to non-investment grade loans, and are generally secured by collateral of the borrower. Bank Loans are subject to credit risk, and secured bank loans may not be adequately collateralized. The interest rates of bank loans reset frequently, and are therefore subject to interest rate risk. See "Interest Rate Risk" above. Because most bank loans are not traded on any national securities exchange, bank loans have less liquidity than investment grade bonds and there may be less public information available about them.

Additional Risk
Considerations....................   In addition to the principal risks
                                     summarized above, the Fund and the Common
                                     Shares are also subject to additional
                                     risks. See "Additional Risk Considerations" for a more complete description of the additional risks described below.

                                     Risks Of Warrants And Rights. Warrants and rights are subject to the same market risks as stocks, as well as additional risks. An investment in warrants or rights may be considered speculative. Warrants and rights but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security, and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant's or right's expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right, added to the subscription price of the related security, may exceed the subscribed security's market price.

                                     Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price of the common stock at which the convertible security can be converted or exchanged for the underlying common stock. An issuer's convertible securities generally entail less risk than its common stock but fall below debt obligations of the same issuer in the order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

                                     Portfolio Turnover. The Fund may engage in frequent and active portfolio trading when considered appropriate, but it will not use short- term trading as the primary means of achieving its investment objectives. There are no limits on the rate of portfolio turnover. A higher turnover rate results in

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     correspondingly greater brokerage
                                     commissions and other transactional
                                     expenses, which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income.

                                     Anti-Takeover Provisions. The Fund's
                                     Agreement and Declaration of Trust (the
                                     "Declaration") includes provisions that
                                     could have the effect of limiting the
                                     ability of other entities or persons to
                                     acquire control of the Fund or convert the Fund to open-end status. These provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices. See "Certain Provisions in Declaration of Trust."

                                     Market Disruption. As a result of the
                                     terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events, including the war in Iraq and its continuing occupation, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the Fund Preferred Shares.

                                     Certain Affiliations. Certain
                                     broker-dealers may be considered to be
                                     affiliated persons of the Fund, Loomis
                                     Sayles and/or AEW due to their possible
                                     affiliations with the Adviser's and
                                     Sub-adviser's parent company, CDC IXIS
                                     Asset Management North America, L.P. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                                     Given the risks described above, an
                                     investment in the Fund may not be
                                     appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Management of the Fund............   Adviser and Sub-adviser. Loomis Sayles will
                                     be the Fund's Adviser. Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms.
                                     Together with its affiliates, the Loomis
                                     Sayles managed approximately $[___] of
                                     client capital as of ________, 2003. Loomis
                                     Sayles will be responsible for allocating the assets of the Fund among the Fund's asset classes and will be generally responsible for the investment activities of the Fund, its business affairs and its administrative matters. In addition, Loomis
                                     Sayles will manage the investment
                                     portfolios of the High Income Securities and Bank Loans asset classes.

                                     Loomis Sayles will contractually retain
                                     AEW to serve as the Sub-adviser for the
                                     Real Estate Securities asset class. AEW
                                     is a real estate investment advisory firm that provides investment management and related services to institutional and retail investors. Together with its affiliates operating under the AEW name, AEW managed approximately $[___] of client capital as of ___________, 2003. See "Management of the Fund - Adviser and Sub-adviser" and "Management of the Fund
                                     - Investment Management Agreement and
                                     Investment Sub-advisory Agreement."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     Both Loomis Sayles and AEW are subsidiaries of CDC IXIS Asset Management North America, L.P., which, together with its subsidiaries and affiliates in the U.S., Europe and Asia, managed approximately $[____] in assets for institutions and individuals as of ___________, 2003.


                                     Administrator and Sub-Administrator. An
                                     affiliate of Loomis Sayles and AEW, CDC
                                     IXIS Asset Management Services, Inc.
                                     ("CDC IXIS Services"), will have
                                     responsibility for providing or procuring administrative services for the Fund and assisting the Fund with operational needs pursuant to an Administrative Services Agreement. As permitted by the Administrative Services Agreement, CDC IXIS Services has entered into an agreement with ________________ to perform certain administrative functions subject to the supervision of CDC IXIS Services (the "Sub-Administration Agreement"). See "Management of the Fund-Administrative Services and Sub-Administration
                                     Agreements."

Fees And Expenses.................   The Fund will pay the Adviser a monthly fee
                                     computed at the annual rate of 0.80% of
                                     average daily managed assets (which include the liquidation preference of any Fund
                                     Preferred Shares and the principal amount of any borrowings used for leverage). The
                                     Adviser has contractually agreed to waive a portion of its investment management fees in the amount of 0.20% of average daily managed assets for the first five years of the Fund's operations (through __________,
                                     2008), and in declining amounts for each of the four years thereafter (through _______, 2012). See "Management of the
                                     Fund-Investment Management Agreement and
                                     Investment Sub-advisory Agreement."

                                     Under the Administrative Services
                                     Agreement, the Fund pays CDC IXIS Services a monthly administration fee computed on the basis of the average daily managed assets of the Fund at an annual rate equal to [___]% of the first $[_____________] in assets and [_____]% of assets in excess of $[_________] with a minimum annual fee of $[________]. Under the Sub-Administration Agreement, CDC IXIS Services (and not the
                                     Fund) pays ______________________________,
                                     the Fund's sub-administrator, a monthly fee computed on the basis of the managed assets of the Fund at an annual rate equal to[__]% of the first $[_____] in assets and [__]% thereafter. See "Management of the Fund-Administrative Services and
                                     Sub-Administration Agreements."

                                     When the Fund is utilizing leverage, the fees paid to the Adviser and its affiliates for investment advisory, management and other services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. As a result, the Adviser has a financial incentive for the Fund to issue Fund Preferred Shares or to otherwise incur leverage, which may cause a conflict of interest. The Fund's investment management fees and other expenses are borne only by the Common Shareholders, and not by holders of the Fund Preferred Shares. See "Use of Leverage."

Listing and Symbol................   The Fund has applied to list the Common
                                     Shares on the [American] Stock Exchange
                                     under the symbol "[___]."

Dividends and Distributions.......   Commencing with the Fund's first dividend,
                                     the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's ability to maintain a level dividend rate will depend on a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     number of factors, including the stability of income received from its investments and dividends payable on the Fund Preferred Shares or interest payments on borrowings. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy will likely change. Over time, the Fund will distribute all of its net investment income (after payment of expenses, dividends on any Fund Preferred Shares and interest on any borrowings). In addition, at least annually, the Fund intends to distribute net capital gain and taxable ordinary income, if any, to you so long as the net capital gain and taxable ordinary income are not necessary to pay expenses or to pay accrued dividends on, or redeem or liquidate, any Fund Preferred Shares, or pay interest on any borrowings. The Fund expects to declare the initial monthly dividend on the Common Shares within 45 days of the completion of this offering and to pay the initial monthly dividend within approximately 60 to 90 days after the completion of this offering, depending on market conditions. Following the completion of this offering, the Fund intends to file an exemptive application (or take steps to rely on an existing application) with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of a dividend policy calling for monthly distributions of a fixed percentage of its net asset value ("Managed Dividend Policy"). If and when the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy. See "Dividends and Distributions."

Tax Considerations................   For taxable years beginning on or before
                                     December 31, 2008, distributions of
                                     investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Dividend Reinvestment Plan........   Unless you elect to receive distributions
                                     in cash, you will receive distributions in additional Common Shares purchased in the open market or issued by the Fund through the Fund's Dividend Reinvestment Plan.
                                     Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See "Dividends and
                                     Distributions" and "Tax Matters."

Custodian, Transfer Agent,
Dividend Disbursing Agent and
Registrar.........................   ____________________________ will act as
                                     custodian, and ______________ will act as transfer agent, dividend disbursing agent and registrar for the Fund. See "Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar."

--------------------------------------------------------------------------------

                            SUMMARY OF FUND EXPENSES

     The following table assumes the issuance of Fund Preferred Shares in an amount equal to [35]% of the Fund's capital (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 2 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no Fund Preferred Shares are issued or outstanding (such as will be the case prior to the Fund's expected issuance of Fund Preferred Shares).

Shareholder Transaction Expenses
   Sales Load Paid by You (as a percentage of offering price)............4.50%
   Dividend Reinvestment Plan Fees.......................................None(1)

                                                     Percentage of Net Assets
                                                  Attributable to Common Shares
                                                    (assuming the issuance of
                                                  Fund Preferred Shares) (2)(3)
                                                  -----------------------------
Annual Expenses
   Management Fees.............................                 [.__]%
   Other Expenses..............................                 [.__]%
                                                               ------

   Total Annual Expenses.......................                 [.__]%
   Fee Waiver (Years 1-5)(4)...................                [(.__)]%(5)
                                                               ------

   Net Annual Expenses(4)......................                 [.__]%(5)
                                                               ======

----------
(1) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(2) The table presented in this footnote estimates what the Fund's annual expenses would be stated as a percentage of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that no Fund Preferred Shares are issued or outstanding. This will be the case, for instance, prior to the Fund's expected issuance of Fund Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                                     Percentage of Net Assets
                                                  Attributable to Common Shares
                                                   (assuming no Fund Preferred
                                                       Shares are issued or
                                                           outstanding)
                                                  -----------------------------
Annual Expenses
   Management Fees.............................                  .80%
   Other Expenses..............................                 [.__]%
                                                                -----

   Total Annual Expenses.......................                 [.__]%
   Fee Waiver (Years 1-5)(4)...................                 (.20)%(5)
                                                                -----

   Net Annual Expenses(4)......................                 [.__]%(5)
                                                                =====

----------
(3) If the Fund offers Fund Preferred Shares, costs of that offering, estimated to be approximately [__]% of the total dollar amount of the Fund Preferred Share offering, will be borne immediately by Common Shareholders and result in a reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to [35]% of the Fund's capital (after their issuance), these offering costs are estimated to be approximately $[____] or $[___] per Common Share ([__]% of the offering price). These offering costs are not included among the expenses shown in this table.

(4) Year 1 represents the period from commencement of operations through ______________, 2004.

(5) The Adviser has contractually agreed to waive a portion of its investment management fees in the amount of 0.20% of average daily managed assets (which include the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage) for the first five years of the Fund's operations, [___]% of average daily managed assets in year six, [___]% of average daily managed assets in year seven, [___]% of average daily managed assets in year eight and [____]% of average daily managed assets in year nine. The Adviser has not agreed to waive any portion of its fees beyond year nine of the Fund's operations. Without the fee waiver, "Net Annual Expenses" would be estimated to be [___]% of average daily net assets attributable to Common Shares (assuming the issuance of Fund Preferred Shares) and [___]% of average daily net assets attributable to Common Shares (assuming no Fund Preferred Shares are issued or outstanding). The Adviser has also agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $[0.03] per Common Share ([___]% of the offering price).

     The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately [_______] Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses as a percentage of net assets would increase.

     As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $[___], estimated offering expenses of this offering of $[___] and the estimated offering costs of issuing Fund Preferred Shares, assuming the Fund issues Fund Preferred Shares representing [35]% of the Fund's capital (after their issuance), of $[___]) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of [___]% of net assets attributable to Common Shares (assuming the issuance of Fund Preferred Shares) in years 1 through 5, increasing to [___]% in year ten and (2) a 5% annual return/(1)/.

                                        1 Year   3 Years   5 Years   10 Years(2)
                                        ------   -------   -------   ----------

Total Expenses Incurred..............    $[__]    $[__]     $[__]       $[__]

(1) The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

(2) Assumes waiver of management fees at the annual rate of [___]% of the Fund's average daily managed assets in year six, [___]% in year seven, [___]% in year eight, and [___]% in year nine. The Adviser has not agreed to waive any portion of its fees beyond year nine of the Fund's operations. See "Management of the Fund-Investment Management Agreement and Investment Sub-advisory Agreement."

                                    THE FUND

     Loomis Sayles Income Opportunities Fund is a newly organized, diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on ________, 2003 and is registered as an investment company under the 1940 Act. As a newly-organized entity, the Fund has no operating history. The Fund's principal office is located at 399 Boylston Street, Boston, Massachusetts 02116, and its telephone number is (800) 862-4863.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately $[________] (or $[________] if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs and the sales load. The Adviser has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load) exceeds $[0.03] per Common Share. The Fund expects to invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies (as stated below) within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. Government Securities or other high quality short-term securities.

                       INVESTMENT OBJECTIVES AND POLICIES

General

     The Fund's primary investment objective is high current income. Capital appreciation is the Fund's secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are fundamental and may not be changed without the approval of shareholders. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Trustees without the approval of shareholders. The Fund has a policy of concentrating its investments (investing 25% or more of its assets) in the U.S. real estate industry and not in any other industry.

     Under normal market conditions, the Fund will pursue its investment objectives by investing in three asset classes: (1) U.S. and non-U.S. income-producing corporate and government debt securities ("High Income Securities"); (2) income-producing securities issued by real estate companies ("Real Estate Securities"); and (3) senior floating rate loans structured as secured loans ("Bank Loans"). The Fund may invest in foreign securities (including emerging market securities). High Income Securities may be debt securities that are below investment grade quality (Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("Standard & Poor's")) or if unrated are determined to be of comparable quality by the Adviser. These high yield debt securities are commonly called "junk bonds."

     The Adviser will be responsible for allocating the assets of the Fund among the various investment categories. The Adviser will allocate the Fund's assets within the following percentage ranges:

                  Asset Class                                 Minimum   Maximum
                  -----------                                 -------   -------
High Income Securities.....................................     30%       70%
Real Estate Securities.....................................     20%       40%
Bank Loans.................................................     10%       30%

     Initially, the Fund will invest approximately [50]% of its assets in High Income Securities, [30]% of its assets in Real Estate Securities and [20]% of its assets in Bank Loans. Thereafter, the Adviser will allocate the Fund's assets to each asset class taking into account the Fund's investment objectives, valuations, trends in the equity and debt markets and other economic factors.

     Under normal market conditions, the Fund may invest up to 40% of its managed assets in debt obligations of foreign companies, foreign governments and their subdivisions, agencies, instrumentalities and sponsored entities, and supra-national entities ("Foreign Securities"). The Fund's investments in Foreign Securities may be denominated in U.S. dollars as well as foreign currencies or multinational currency units. The Fund will limit investments in non-U.S. dollar denominated securities to 25% of the Fund's managed assets. Additionally, the Fund may invest up to 30% of its assets in the Foreign Securities of issues located in emerging markets. An issuer will be considered to be located in an emerging market if it is domiciled in or derives more than 50% of its revenues and profits from emerging market countries. Emerging market countries are countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (commonly called the "World Bank") or the International Finance Corporation, as well as countries that are classified by the United Nations or by their own authorities as developing.

     Duration. The Adviser expects that the Fund (with the exception of the portion of the Fund invested in Real Estate Securities) will maintain an average duration of between [____] and [___] years (taking into account the effect of anticipated leverage). The Fund's initial average aggregate duration (not including its Real Estate Securities) is expected to be less than four years (taking into account the effect of anticipated leverage). "Duration" is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, securities with longer average portfolio durations will generally be more sensitive to changes in interest rates than securities with shorter average portfolio durations. Also, some types of securities in which the Fund may invest (such as mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising). Although the portion of the Fund investing in Real Estate Securities will not be subject to any duration restriction or guidelines, equity securities issued by Real Estate Investment Trusts ("REITS") are typically viewed as hybrid investments with both equity and fixed income characteristics and as such, tend to be less sensitive to interest rates than many types of debt securities.

     Credit Ratings and Unrated Securities. The Adviser's and Sub-adviser's staff monitor the credit quality of the securities owned by the Fund. Although the Adviser and Sub-adviser consider credit ratings when making investment decisions, each performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the ratings services. Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities. Appendix A to the SAI describes the various ratings assigned to debt obligations by Moody's and Standard & Poor's. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. In evaluating the quality of a security, whether rated or unrated, the Adviser and Sub-adviser will normally consider, among other things, the issuer's financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and the relative values based on anticipated cash flow, interest and asset coverage and earnings prospects. The Adviser and Sub-adviser will attempt to reduce the risks of investing in lower rated or unrated securities through active portfolio management, credit analysis and attention to current developments and trends in the economy and financial markets. The ratings of a debt security may change over time. Moody's and Standard & Poor's monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

     The Fund may purchase unrated securities (which are not rated by a rating agency) if Loomis Sayles determines that the securities are of comparable quality to rated securities that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that Loomis Sayles may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt obligations. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objectives may depend more heavily on Loomis Sayles' creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

     Other Asset Classes. In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. The Fund would be unable to achieve its investment objectives if a substantial portion of its assets consisted of such instruments.

     The Fund may invest in derivatives, including for interest rate hedging and currency hedging purposes as described in this prospectus. See "Principal Risks of the Fund-Derivatives Risk," "Use of Leverage" and "Interest Rate Transactions."

     Loomis Sayles will be responsible for the overall allocation strategy of the Fund and for investing the High Income Securities and Bank Loans asset classes of the Fund. AEW will be responsible for investing in the Real Estate Securities asset class.

Asset Allocation Philosophy and Process

     Asset Allocation Philosophy. Loomis Sayles is responsible for the overall strategy and asset allocation decisions among the three primary asset classes in which the Fund invests. The goal of the asset allocation is to effectively capture, within the duration targets, the diversification benefits provided by the low return-correlation across these asset classes and provide the potential for high income generation based on market conditions, with some protection against risks associated with rising interest rates. Loomis Sayles believes that the opportunity will exist from time to time to potentially enhance the Fund's total return by over-weighting or under-weighting these asset classes as the relative attractiveness of these asset classes change.

     In determining the Fund's asset allocation, Loomis Sayles will periodically consult with AEW and consider factors such as relative valuations and performance trends in the equity and debt markets, supply and demand patterns in the debt markets, trends in credit quality and credit yield spreads, and other economic and market factors, including the overall outlook for the economy, interest rate levels and inflation.

Portfolio Composition

     High Income Securities. The Fund may invest up to 70% of its managed assets in High Income Securities. High Income Securities may be debt securities that are rated below investment grade quality at the time of investment (Ba or lower by Moody's or BB or lower by Standard & Poor's) or if unrated, determined to be of comparable quality by the Adviser. These high yield debt securities are commonly called "junk bonds."

     Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, the Fund may not invest in securities that are in default as to payment of principal and interest at the time of investment. See "Principal Risks of the Fund--High Yield Securities Risk." For a description of security ratings, see Appendix A to the SAI.

     With respect to High Income Securities, Loomis Sayles believes that high total returns may be obtained through fundamental analysis. In deciding which High Income Securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, yield, coupon rate, current interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments. As part of its investment approach, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles Loomis Sayles believes have the potential to become stable to improving. With respect to investments in Foreign Securities, Loomis will also consider the global economic environment of the relevant country, taking into account factors such as GDP growth, inflation, monetary policy, fiscal policy, leadership, and social stability. If the Foreign Security is denominated in a foreign currency, Loomis Sayles then decides whether to accept or hedge such risk. See "Principal Risks of the Fund - Foreign Securities and Currencies Risk."

     Loomis Sayles makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes the High Income Securities asset class may generate positive returns by having a portion of assets invested in non-market related securities, rather than relying primarily on changes in interest rates to produce returns. Loomis Sayles also analyzes different sectors of the economy and differences in the yields of various fixed income securities in an effort to find fixed income securities that Loomis Sayles believes may provide attractive returns for the Fund in comparison to their risk.

     A High Income Security may be convertible into or exchangeable for equity securities, or it may carry with it the right to acquire equity securities evidenced by warrants attached to the debt security or acquired as part of a unit with the debt security. The High Income Securities in which the Fund will invest may have fixed or variable principal payments and all types of interest rate and dividend and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, pay-in-kind and auction rate. The High Income Securities asset class may invest up to 5% of its assets in senior floating rate loans made to U.S. and foreign borrowers.

     Real Estate Securities. The Fund may invest up to 40% of its managed assets in Real Estate Securities. AEW, the Sub-adviser for this asset class, will invest primarily in income-producing common shares, preferred shares, convertible preferred shares (and rights and warrants to acquire the foregoing) and debt securities issued by Real Estate Companies, including real estate investment trusts, or "REITs." A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). Under normal market conditions, at least 80% of the assets allocated to this asset class will be invested in equity securities issued by REITs. These "equity REITs" invest the majority of their assets directly in real property and derive their income primarily from rents. The Fund may also invest up to 20% of the assets allocated to the Real Estate Securities asset class in U.S. Government obligations and debt securities, including convertible debt securities, issued by Real Estate Companies. At least 90% of the assets allocated to this asset class will be invested in U.S. issuers.

     A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and gradual asset appreciation. The income-producing real estate properties in which Equity REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

     AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of Real Estate Companies' securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. When selecting investments for the Fund, AEW first considers the relative value of each security in the Fund's investment universe and seeks to identify securities that it believes trade at discounts to either or both of these model values relative to similar securities. Second, AEW examines historic pricing of each Real Estate Company in the Fund's universe of potential investments. Those securities that have under-performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over-performed. Third, AEW evaluates Real Estate Companies by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios. Finally, AEW seeks to identify potential catalysts (which can be macroeconomic, market-driven or company-specific in nature) that could cause the marketplace to re-value the security in the near term.

     In order to control risk, AEW will endeavor to maintain a portfolio that is broadly diversified within the U.S. real estate industry, with exposure to equity securities representing major property types and geographic areas. However, AEW's stock selection disciplines and fundamental real estate market and property type analyses may lead it to overweight or underweight particular property types and/or geographic regions from time to time.

     Bank Loans. The Fund may invest up to 30% of its managed assets in Bank Loans. The portion of the Fund that invests in Bank Loans will invest primarily in senior secured and unsecured floating rate loans. These loans are made by U.S. and non-U.S. banks and other financial institutions to large corporate customers. Typically these loans hold the most senior position in a borrower's capital structure, are secured by the borrower's assets and have interest rates that reset regularly. The proceeds of these loans are normally used to finance leveraged buyouts, mergers and acquisitions, recapitalizations, restructurings, stock repurchases and internal growth. These loans generally have interest rates which reset frequently (daily, monthly, quarterly or semi-annually) at a premium above a generally recognized base lending rate used by commercial lenders, such the prime rate or the London Interbank Offered Rate ("LIBOR"). The Fund is not subject to restrictions with respect to the maturity of the senior loans held in its portfolio.

     In purchasing or selling senior floating rate loans for the Fund, Loomis Sayles will rely on a fundamental analysis of each borrower and its ability to pay principal and interest in light of its current financial condition, its industry position, and economic and market conditions. Factors to be considered include the loan's structural features, underlying collateral, current price in comparison to the loan's long term value, and the borrower's cash flow generation ability.

     In general, Loomis Sayles intends to invest in senior floating rate loans with aggregate principal amounts between approximately $50 million and $2 billion. Although these senior floating rate loans will generally be made by borrowers which are rated below investment grade, the senior loans, because of their seniority in the borrower's capital structure and their claim upon assets pledged to secure such loans, will generally be rated higher than the public debt of such borrowers, which will also generally be rated below investment grade. Loomis Sayles expects that the senior loans in its portfolio will primarily be rated between B and BBB by Standard and Poor's (or their Moody's equivalents). Because of these protective features of senior loans, the Fund may choose to purchase and retain senior loans of borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Loomis believes that senior loans of borrowers that are either experiencing or are more likely to experience financial difficulty may represent an attractive investment opportunity.

     The Fund expects to purchase senior floating rate loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests. In connection with its investments in Bank Loans, the Fund may also receive stock, warrants, and other equity and equity related securities issued by a borrower or its affiliates as part of a package of investments in the borrower or its affiliates.

Types of Investments

     The following are types of investments in which the Fund may invest:

     Corporate Debt Securities. The corporate debt securities in which the Fund invests are high yield securities obligations issued by U.S. and foreign companies which may be secured or unsecured. Holders of debt securities have prior legal claim over common and preferred stockholders as to both the income and assets of the corporation for the principal and interest due to them. Interest may be fixed or floating. Interest on corporate debt is typically paid semi-annually and is fully taxable as ordinary income to the bondholder. Corporate debt securities are generally considered to be a speculative investment and therefore typically yield more than government debt securities as a result of this credit risk.

     U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury as well as zero coupon obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and interest.

     Foreign Securities. The Fund may invest up to 40% of its managed assets in Foreign Securities. Foreign Securities include obligations of foreign corporate issuers and governments (including their sub-divisions, agencies and government sponsored enterprises) and of supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. The Fund may invest in Foreign Securities of both developed and emerging market countries. Investing in Foreign Securities involves special risks and considerations not typically associated with investing in U.S. securities. See "Principal Risks of the Fund - Foreign Securities and Currencies Risk" and "- Emerging Markets Risk."

     The U.S. dollar-denominated Foreign Securities in which the Fund may invest include, but are not limited to, Eurodollar obligations and "Yankee Dollar" obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.

     The Fund also may invest in sovereign debt issued by foreign governments, their agencies or instrumentalities, or other government-related entities, including debt of developing or emerging market country issuers. As a holder of sovereign debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there are generally no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected. The Fund also may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to realize a loss of interest or principal on any of its portfolio holdings.

     The Fund's investments in Foreign Securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect any investment. The Fund may engage in a variety of transactions involving foreign currencies in order to hedge against foreign currency risk, to increase exposure to a foreign currency, or to shift exposure to foreign currency fluctuations from one currency to another. For instances, the Fund may purchase foreign currencies on a spot (cash) basis and enter into forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currencies and futures. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.

     Please see "Investment Objectives and Policies - Investment Practices - Foreign Securities" in the SAI for a more detailed description of the types of foreign investments and foreign currency transactions in which the Fund may invest and their related risks.

     Zero Coupon and Pay-in-Kind Securities. The Fund may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or that specify a date when the securities begin to pay current interest. Zero coupon securities are redeemed at face value when they mature. Like zero-coupon bonds, "step up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Pay-in-kind securities pay interest through the issuance of additional securities. Zero-coupon bonds, step-ups and PIKs allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

     Loan Assignments. The Fund may invest in loans between third parties and one or more financial institutions. The Fund expects to invest in such loans in the form of assignments of all or a portion of the loans.

     Delayed Funding Loans and Revolving Credit Facilities. The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to the same risks as those applicable to investments in bank loans generally, including credit, interest rate and liquidity risk and the risks of being a lender.

     Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by companies such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Mortgage-Backed Securities. Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

     Collateralized Mortgage Obligations. A collateralized mortgage obligation ("CMO") is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund could lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

     Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is a structured credit security issued by a special purpose entity that was created to reapportion the risk and return characteristics of a pool of assets. The assets, typically junk bonds, leveraged loans and other asset backed obligations, are used as collateral supporting the various debt and equity tranches issued by the special purpose entity. CDOs operate similarly to CMOs and CLOs (defined below).

     Collateralized Loan Obligations. A collateralized loan obligation ("CLO") is a type of CDO that invests primarily in leveraged loans as collateral underlying the obligations of the special purpose entity. CLOs operate similarly to CMOs and CDOs.

     Rule 144A Securities. Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

     When-Issued Securities. A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

     Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its portfolio. See "Use of Leverage" and "Interest Rate Transactions." As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the national amount of the swap.

     For hedging purposes, the Fund also may purchase credit default swaps, in which case it would make periodic payments to the counterparty in exchange for the right to receive the notional value of the underlying debt obligation in the event of a default.

     Municipal Bonds. Municipal bonds are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Like other debt obligations, municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. The types of municipal bonds in which the Fund may invest include municipal lease obligations. The Fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

     Repurchase Agreements. The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

     Debt-linked and Equity-linked Securities. The Funds may invest in debt-linked and/or equity-linked securities. Debt-linked and equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified securities index or "basket" of securities, or sometimes a single security. These types of securities are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities (e.g. Trac-X securities). They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in debt-linked and/or equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in debt-linked and/or equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Foreign Securities" above. In addition, an investing Fund bears the risk that the issuer of an debt-linked and/or equity-linked security may default on its obligations under the security. Debt-linked and/or equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See "Additional Investment Practices - Derivatives." Debt-linked and equity-linked securities may be considered illiquid and thus subject to the Funds' restrictions on investments in illiquid securities.

     Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities usually do not participate directly in any dividend increases or decreased of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

     Preferred Shares. Preferred shares pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. Preferred shareholders usually have no right to vote for corporate directors or on other matters.

     Common Shares. Shares of common stock are shares of a company that entitle the holder to a pro rata share of the profits of the company, if any, without preference over any other class of securities (except for other classes of common stock in certain circumstances), including such company's debt securities, preferred stock or other senior equity securities. Common stock usually carries with it the right to vote.

     Warrants and Rights. The Fund may invest in warrants or rights to purchase other equity or debt securities. Warrants are options to purchase other securities at a specified price for a specified period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally are of shorter length and are typically distributed directly by the issuer to shareholders. Rights and warrants generally have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Additional Investment Practices

     Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.
Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

     It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

     Short Sales. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund's custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called "naked" short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost, in which case the Fund's losses could theoretically be unlimited.

     Derivatives. The Fund may, but is not required to, use a variety of derivative instruments to add leverage to the portfolio, for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments that the Fund may use include options contracts, futures contracts, options on futures contracts and swap agreements. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments.

     The Fund will only enter into futures contracts to hedge interest rate risks. A futures contract is a two party agreement to buy or sell a specified amount of a specified security, such as a U.S. Treasury security, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may purchase and sell futures contracts as an offset against the effect of expected changes in interest rates. The Fund will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

     The Fund will only purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option, and will mark such amounts to market daily.

     See "Principal Risks of the Fund - Derivatives Risk" for information about the risks involved with the Fund's use of derivatives. Certain types of derivative instruments that the Fund may utilize with some frequency are described elsewhere in this prospectus, including those described under "Interest Rate Transactions," and "Investment Practices - Credit Default Swaps" below. Please see "Investment Objectives and Policies - Derivative Instruments" in the SAI for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.

Non-Principal Investment Strategies

     In addition to the investment strategies discussed above, the Fund may also invest in other portfolio instruments or use other investment strategies, including those listed below. For additional information about the Fund's investments, please see the SAI.

     Temporary And Defensive Investments. In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the Fund or one or more of its asset classes may temporarily hold all or a portion of its assets in cash, money market instruments, or bonds or other debt securities. The Fund would be unable to achieve its investment objectives if a substantial portion of its assets consisted of such instruments. Because the strategies, policies and portfolio management personnel of the asset classes differ, one asset class may engage in these defensive strategies while others do not.

     Securities Lending. The Fund may lend its portfolio securities (generally to broker-dealers and other financial institutions) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund's net asset value would continue to reflect the value of the loaned securities, and the Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund presently intends to invest such cash collateral in money market instruments listed below in "Other Investments." The Fund will not lend portfolio securities representing more than one-third of its total assets. The Fund may pay lending fees to the party arranging the loan.

     Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly. Securities lending also involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. In addition, the Fund's ability to lend securities may be restricted or eliminated under conditions imposed by any rating agencies rating the Fund Preferred Shares.

Fundamental Investment Policies

     The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Fund Preferred Shares, voting as a single class. A "majority of the outstanding" shares for these purposes means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares outstanding are present or represented by proxy, or (ii) more than 50% of the shares outstanding, whichever of (i) or (ii) is less. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above or in the SAI in order to obtain and maintain ratings from a rating agency on any Fund Preferred Shares that it may issue. It is not currently anticipated that these guidelines will materially impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. See "Investment Objectives and Policies" and "Investment Restrictions" in the SAI for information about these guidelines and a complete list of the fundamental investment policies of the Fund. See "Description of Shares--Fund Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Fund Preferred Shares.

Other Investments

     The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds. Subject to certain restrictions contained in any applicable exemptive order issued by the Securities and Exchange Commission, these instruments may include investment companies such as money market funds advised or subadvised by the Adviser or its affiliates. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

     Please see "Investment Objectives and Policies" in the SAI for additional information about the Fund's investments and their related risks.

                                 USE OF LEVERAGE

     Subject to market conditions and the Fund's receipt of the highest credit rating on the Fund Preferred Shares from at least one nationally recognized statistical rating agency (e.g., AAA or Aaa), approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer Fund Preferred Shares representing approximately [35]% of the Fund's capital immediately after their issuance. The issuance of Fund Preferred Shares will leverage the Common Shares. As an alternative to issuing Fund Preferred Shares, the Fund may leverage through the issuance of commercial paper or notes or other borrowings. Any Fund Preferred Shares or borrowings will have seniority over the Common Shares.

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless, immediately after the issuance, the value of the Fund's total assets (less any liabilities not representing senior securities) is at least 200% of the liquidation value of the outstanding preferred shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., such liquidation value plus the aggregate amount of any senior securities of the Fund representing indebtedness may not exceed 50% of the Fund's total assets less liabilities not representing senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares if, after giving effect to the distribution, the Fund does not satisfy the above-referenced 200% asset coverage requirement. If Fund Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Fund Preferred Shares from time to time to the extent necessary in order to maintain asset coverage of any Fund Preferred Shares of at least 200%. If the Fund has Fund Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Fund Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Fund Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Fund Preferred Shares for two years, Fund Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares. See "Description of Shares--Fund Preferred Shares."

     Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund's total assets less liabilities not representing senior securities is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund's total assets less liabilities not representing senior securities). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares if, at the time of such declaration, the Fund does not satisfy the 300% asset coverage requirement. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

     The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies that may issue ratings for Fund Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will materially impede the Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would materially impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on the Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue the Fund Preferred Shares.

     Assuming that the Fund Preferred Shares or borrowings will represent approximately [35]% of the Fund's capital and pay dividends or interest at an annual average rate of [___]%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed [___]% in order to cover such dividend or interest payments. Of course, these numbers are merely estimates, used for illustration. Actual Fund Preferred Share dividend rates or interest rates on borrowings may vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of Fund Preferred Shares or use of borrowings representing 35% of the Fund's total capital (after their issuance) and the Fund's currently projected annual Fund Preferred Share dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of ___%. See "Use of Leverage - Leverage Risks." The table does not reflect any offering costs of Common Shares or Fund Preferred Shares or expenses attributable to any borrowings.

Assumed Portfolio Total Return (Net of Expenses)...     (10)%    (5)%     0%      5%     10%
Common Share Total Return..........................   [____]% [____]% [____]% [____]% [____]%

     Common Share total return is composed of two elements - the Common Share distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Fund Preferred Shares or interest on borrowings) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses in the value of those investments.

     During the time in which the Fund is utilizing leverage, the fees paid to the Adviser and its affiliates for investment advisory, management and other services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. In addition, fees and expenses paid by the Fund are borne entirely by the Common Shareholders (and not by holders of Fund Preferred Shares, if any). These include costs associated with any offering of Fund Preferred Shares by the Fund (which costs are estimated to be approximately [___]% of the total dollar amount of a Fund Preferred Share offering), which will be borne immediately by Common Shareholders (as will the costs associated with any borrowings or other forms of leverage utilized by the Fund) and result in a reduction of the net asset value of the Common Shares.

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities. Such borrowings are not considered leverage for purposes of the restrictions set forth in this prospectus.

Leverage Risks

     Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders. There is no assurance that the Fund will utilize leverage or that, if utilized, the Fund's leveraging strategy will be successful.

     Leverage creates two major types of risks for Common Shareholders:

     . The likelihood of greater volatility of net asset value and market price of Common Shares because changes in the value of the Fund's portfolio (including changes in the value of any interest rate swap, cap or other derivative transaction, if applicable) are borne entirely by the Common Shareholders; and

     . The possibility either that Common Share income will fall if the dividend rate on the Fund Preferred Shares or the interest rate on any borrowings rises, or that Common Share income will fluctuate because the dividend rate on the Fund Preferred Shares or the interest rate on any borrowings varies.

     The use of leverage creates an opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. It is anticipated that the Fund Preferred Shares will generally pay dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate. The Fund may seek to protect itself from the risk of increasing dividends or interest expenses resulting from an increase in short-term interest rates by entering into a swap, cap or other derivative transaction (an "Interest Rate Transaction") as to all or a portion of the Fund Preferred Shares or any borrowings. See "Interest Rate Transactions." As long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments exceeds Fund Preferred Share dividend rates, as reset periodically, interest on any borrowings or the net payment rate set by any Interest Rate Transaction, the investment of the proceeds of the Fund Preferred Shares or any borrowing will generate more income than will be needed to pay such dividends or Interest Rate Transaction payment. If so, the excess may be available to pay higher dividends to Common Shareholders. If, however, the dividend or interest rate on any borrowings, as modified by any Interest Rate Transaction, or the payment rate set by any Interest Rate Transaction, approaches the net return on the Fund's portfolio investments, the benefit of leverage to Common Shareholders will be reduced, and if such dividend or interest rate exceeds the net return on the Fund's investment portfolio, the return to Common Shareholders will be less than if the Fund had not used leverage. Fund Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk.

     To the extent that the Fund is required or elects to redeem any Fund Preferred Shares or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders. In addition, such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any Interest Rate Transaction. Early termination of the Interest Rate Transaction could result in a termination payment by the Fund. See "Interest Rate Transactions."

     Although it is a condition to the issuance of any Fund Preferred Shares that such Fund Preferred Shares be issued with the highest rating from at least one nationally recognized statistical rating agency, such ratings will not eliminate or mitigate the risk of investing in Common Shares. If the rating on any Fund Preferred Shares is downgraded or withdrawn, the Fund would likely be forced to redeem some or all Fund Preferred Shares, which could adversely affect Common Shareholders as described above.

     Unless and until Fund Preferred Shares are issued or borrowings for leverage are made, the Common Shares will not be leveraged and the disclosure regarding these strategies will not apply.

                           INTEREST RATE TRANSACTIONS

     In order to reduce the interest rate risk inherent in the Fund's investments and capital structure, the Fund may, but will not be required to, enter into Interest Rate Transactions. The Adviser will make all determinations regarding the use of Interest Rate Transaction by the Fund. The Fund would use Interest Rate Transactions only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

     Although Interest Rate Transactions may reduce the interest rate risk in the Fund, the Fund may decide to make only limited use of these types of transactions because the nature of the asset classes in which the Fund invests, such as Bank Loans, may provide a partial hedge against interest rate fluctuations. This is because both the dividend rate on any Fund Preferred Shares and the interest earned from Bank Loans and other floating rate securities generally will change as overall interest rates change, although they may change at different times and at different rates, which could limit the effectiveness of the partial hedge.

     Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable rate payment obligation on Fund Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

     The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount.

     The Fund may also enter into other types of derivative transactions, such as purchasing or selling futures contracts or options on futures contracts, designed to reduce the variability of or cap the Fund's obligations with respect to the Fund Preferred Shares.

     The use of Interest Rate Transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Common Shareholders will bear the risks and costs associated with the Fund's use of Interest Rate Transactions, including the costs of any third party retained to assist the Fund, the Adviser or the Sub-adviser in implementing the Fund's interest rate strategy. Depending on the state of interest rates in general, the Fund's use of Interest Rate Transactions could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the net amount receivable by the Fund, if any, under the Interest Rate Transactions could decline, and this could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on an interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on an interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of dividends on Fund Preferred Shares or interest on borrowings that the Fund would have been required to pay had it not entered into the cap agreement. Similarly, entering into other derivative transactions designed to reduce the variability of or cap the Fund's dividend or interest obligations could decrease the net earnings of the Common Shares in the event that the premium or other amount paid to the counterparty to the derivative transaction exceeds the additional amount of dividends on Fund Preferred Shares or interest on borrowings that the Fund would have been required to pay had it not entered into the transaction. The Fund has no current intention of entering into Interest Rate Transactions other than as described in this prospectus. The Fund would not enter into Interest Rate Transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest Rate Transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to Interest Rate Transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the Interest Rate Transaction to offset the dividend payments on Fund Preferred Shares or interest payments on borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the Interest Rate Transaction, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares. The Fund will usually enter into Interest Rate Transactions on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

     The Fund will not enter into an Interest Rate Transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the Interest Rate Transaction. Further, the Adviser will monitor the financial stability of a counterparty to an Interest Rate Transaction in an effort to protect the Fund's investments proactively. However, these measures will not guarantee that the counterparty to the Interest Rate Transaction will not default.

     The Fund may not be able to enter into a suitable Interest Rate Transaction when the Adviser believes such a transaction would be appropriate, or the terms of the transaction may be less favorable then expected. In addition, at the time the Interest Rate Transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as those of the expiring transaction. If these situations occur, they could have a negative impact on the performance of the Common Shares.

     The Fund may choose or be required to redeem some or all Fund Preferred Shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any Interest Rate Transaction. Such early termination of an Interest Rate Transaction could result in a termination payment by the Fund. There may also be penalties associated with early termination. See "Investment Objectives and Policies - Additional Investment Practices - Derivatives."

     The Fund's ability to engage in interest rate transactions may be limited by tax considerations.

                           PRINCIPAL RISKS OF THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History

     The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

Investment Risk

     An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk

     Your investment in the Common Shares represents an indirect investment in the equity and debt securities by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Preferred shares and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred shares and debt securities generally will fall. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies market risk. See "Use of Leverage - Leverage Risks."

Interest Rate Risk

     Interest rate risk is the risk that fixed-income investments such as debt securities, preferred shares and U.S. Government obligations, and to a lesser extent dividend-paying common stocks such as REIT common shares, will decline in value because of changes in interest rates. When interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments which may lock in a below market interest rate, increase the security's duration and reduce the value of the security. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, many mortgages may be refinanced, which may reduce the yield from mortgage-backed securities or securities of Real Estate Companies that invest primarily in loans secured by real estate and generally derive their income primarily from interest payments on mortgage loans. This risk is commonly known as "prepayment risk." The Fund intends to use leverage, which may tend to magnify interest rate risk. See "Principal Risks of the Fund - Leverage Risk." The Fund may use Interest Rate Transactions to help control interest rate risk. See "Investment Objectives and Policies - Investment Practices - Derivatives" and "Interest Rate Transactions."

     Certain types of securities are more sensitive to changes in interests rates than others. For example, zero coupon securities (including step-up securities) are generally more sensitive to changes in interest rates than debt obligations of comparable securities that make current interest payments. When interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Pay-in-kind securities are also subject to greater fluctuations in market value in response to changing interest rates than debt securities of comparable maturities that make current cash distributions.

Credit Risk

     The Fund could lose money if the issuer of a debt security, or the counterparty to an Interest Rate Transaction, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

     If rating agencies lower their ratings on debt securities in the Fund's portfolio, the value of those obligations could decline, which could negatively impact the rating agencies' ratings of any Preferred Shares and increase the dividend rate that the Fund must pay on Preferred Shares. Even if an issuer does not actually default, adverse changes in the issuer's financial condition or other factors affecting an issuer directly, such as management changes, labor relations, financial leverage, collapse of key suppliers or customers, or material changes in overhead, may negatively affect its credit rating or presumed creditworthiness. These developments, along with factors affecting the industry in which a particular issuer operates, such as competition or technological advances, would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.

     While securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by Standard & Poor's or an equivalent rating from another nationally recognized statistical rating agency or, if unrated, judged to be of comparable quality by the Adviser) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in securities in the higher rating categories. Such securities lack outstanding investment characteristics and, in fact, have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated securities.

Leverage Risk

     The Fund intends to use leverage by issuing Fund Preferred Shares representing approximately [35]% of the Fund's capital after their issuance or, alternatively, through borrowing. Leverage is a speculative technique, and there are special risks and costs associated with leveraging. For a more detailed description of the risks associated with leverage, see "Use of Leverage--Leverage Risks."

Interest Rate Transactions Risk

     The Fund may enter into an Interest Rate Transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the Interest Rate Transaction, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See "Interest Rate Transactions."

     Successful use of hedging transactions depends upon the Adviser's ability to predict correctly the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed or that appropriate hedging transactions will be available on the terms desired. There might be imperfect correlation, or even no correlation, between the price movements of an Interest Rate Transaction and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates. The Fund could lose money if the counterparty to an Interest Rate Transaction is unwilling or unable to honor its obligations to the Fund. There is no assurance that a liquid secondary market will exist for any particular Interest Rate Transaction thereon at any particular time. If the Fund were unable to liquidate an Interest Rate Transaction due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk and counterparty risk with respect to the position. There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transactions.

Liquidity Risk

     The Fund may invest in securities that are illiquid. The term "illiquid securities" for these purposes means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Certain illiquid securities may require pricing at fair value as determined in good faith by under the supervision of the Board of Trustees. See "Net Asset Value." The Fund may be forced to sell illiquid securities at less than fair market value or may be subject to significant delays in disposing of these securities. If adverse market conditions were to develop during any such delay, the Fund might obtain a less favorable price than that which prevailed when it decided to sell the securities. Illiquid securities may also entail registration expenses and transaction costs that are higher than those for liquid securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However some restricted securities (such as securities issued pursuant to Rule 144A and certain commercial paper) may be treated as liquid for these purposes. The Fund's investments in High Income Securities, Real Estate Securities and Bank Loans may be less liquid than investments in other types of fixed income securities, thereby magnifying this risk.

Issuer Risk

     The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

Smaller Company Risk

     The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply that other securities. Further, securities of smaller companies may perform differently in different cycles than larger company securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Foreign Securities and Currencies Risk

     The Fund may up to 40% of its managed assets in Foreign Securities. Foreign Securities include, but are not limited to, U.S. dollar-denominated debt obligations of foreign corporation issuers, foreign governments or supra-national government agencies and debt instruments denominated in foreign currencies (of both developed and emerging market countries), including obligations of non-U.S. governments and their respective sub-divisions, agencies and government-sponsored enterprises. The Fund's investments in Foreign Securities involve special risks. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage costs, custodial expenses and other fees are also generally higher than for securities traded in the United States. With respect to certain foreign countries, especially emerging market countries, there is also a possibility of expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In addition, income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

     The Fund may invest up to 25% of its managed assets in non-U.S. dollar denominated securities. The value of Foreign Securities denominated in foreign currencies may fluctuate based on changes in the value of those currencies to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of the Foreign Securities held by the Fund and the net asset value of the Fund. The values of foreign investments and the investment income derived from them also may be affected unfavorably by changes in currency exchange control regulations. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions. A decline in the value of non-U.S. currencies relative to the dollar may also result in foreign currency losses that will reduce distributable net investment income.

     Foreign investment risk may be particularly high with respect to securities of issuers based in or securities denominated in the currencies of emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, and greater than, the risks of investing in developed foreign countries. See "Emerging Markets Risk" below.

Emerging Markets Risk

     The Fund may invest up to 30% of its managed assets in emerging market securities. Investments in emerging market corporate and government securities involve the following unique risks in addition to the risks described in "High Yield Securities Risk" and "Foreign Securities and Currencies Risk" above.

     Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of the Fund invested in emerging markets securities. Specific risks that could decrease the Fund's return include seizure of a company's assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

     The ability of the government of an emerging market country to make timely payments on its debt obligations will depend on the extent of its reserves, fluctuations in interest rates, and access to international credits and investments. A country which has non-diversified exports or relies on certain key imports will be subject to greater fluctuations in the pricing of those commodities. Failure to generate sufficient earnings from foreign trade will make it difficult for an emerging market country to service its foreign debt.

     Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transaction in emerging markets may be subject to risk of loss and may be delayed more often than in the U.S. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closing were to occur, the liquidity and value of the Fund's assets invested in corporate debt obligations of emerging market companies would decline.

     Currency Risk. The Fund's investments in emerging market securities will subject it to currency risk. See "Foreign Securities and Currencies Risk" above.

     Investment Controls; Repatriation. Foreign investment in emerging market country debt securities is restricted or controlled to varying degrees. These restrictions may at times limit or preclude foreign investment in certain emerging market country debt securities. Certain emerging market countries require government approval before investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit investment by foreign persons only to specific class of securities of an issuer that may have a less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

     Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to the Fund.

     Illiquidity. The securities markets of other countries are smaller than U.S. securities markets. No established secondary markets may exist for many emerging market debt securities. This reduced liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular investments. Reduced secondary market liquidity for emerging market debt securities may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

     Legal Matters. The laws of emerging market countries with respect to financial disclosure, fiduciary duties of officers and directors and bankruptcies of government and corporate enterprises are generally not as well developed as or are different than in the U.S. Bankruptcy proceedings comparable to those in the U.S. are generally not available to collect debt from emerging market governments. Emerging market companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

Derivatives Risk

     Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund may invest in a variety of derivative instruments, such as options, futures contracts, swap agreements and short sales. The Fund may use derivatives as a substitute for taking a position in an underlying debt instrument or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. See "Interest Rate Transactions." The Fund also may use derivatives to add leverage to the portfolio. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this Prospectus, such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk that the rapidity in which they are entered into might result in imprecise documentation, the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives also may increase the amount of taxes payable by shareholders.

Mortgage-Related Risk

     The Fund may invest in a variety of mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments and the securities of companies that invest in mortgage-backed or other mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related securities held by the Fund may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk--the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Management Risk

     The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and Sub-adviser will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Inflation/Deflation Risk

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the Fund Preferred Shares, if any, or interest payments on any borrowings may increase, which would tend further to reduce returns to Common Shareholders.

     Deflation risk is the risk that prices throughout the economy decline over time - the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

Market Price Discount From Net Asset Value

     Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of the Fund's investment activities and may be greater for investors expecting to sell their shares a relatively short time following completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering by the payment of the sales load and certain offering costs. Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund's net asset value, but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for Common Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at below or above net asset value, or at below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

High Yield Securities Risk

     High yield securities are generally below investment grade quality. These lower-rated securities, also known as "junk bonds," may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in lower-rated securities, be more dependent upon the Adviser's credit analysis than would be the case if the Fund were investing in higher quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise be subject to present elements of danger with respect to payments of principal or interest. However, the Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase.

     Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to generally be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

     The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. A lack of liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

     It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Real Estate Securities Risk

     General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., The Americans with Disabilities Act and tax laws), supply and demand disparities, interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the Real Estate Company to make payments of any dividends or interest and principal on its securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

     The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

     The Real Estate Securities asset class may invest in Foreign Securities including emerging market securities. See "Foreign Securities" and "Emerging Market Risk" above.

     In addition to these risks, investments in real estate and Real Estate Companies are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing. Some of these specific risks, which could have an adverse effect on the Fund's return, are discussed below.

     Retail Properties. Retail properties are affected by the overall health of the national and relevant local economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

     Office Properties. Office properties are also affected by the overall health of the national and relevant local economy. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect are increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

     Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property.

     Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and from private sector health insurance providers; and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

     Governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

     Multifamily/Residential Properties. The value and successful operation of a multifamily/residential property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, the types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new properties with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the cash flows of such properties.

     Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

     Insurance Issues. Certain Real Estate Companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not insurable at economic rates. Certain properties may be subject to catastrophic events, such as terrorism, earthquake activity, floods or fires, for which insurance coverage cannot be economically obtained. Should a property sustain damage as a result of a catastrophic event, even if the Real Estate Company maintains appropriate insurance, the Real Estate Company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur (or if an insurer is unwilling or unable to pay a claim), the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, and the Fund's investment performance may be impacted as a result.

     Financial Leverage Risk. Real Estate Companies may be highly leveraged and financial covenants may affect the ability of Real Estate Companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to make scheduled interest payments or to repay principal.

     In addition, a Real Estate Company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a Real Estate Company's range of operating activity. A Real Estate Company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

     Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company and, as a result, the net asset value of the Fund's Common Shares or the amount available to make distributions on shares of the Fund could be reduced.

     Smaller Companies. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Smaller Company Risk" above. Accordingly, REIT shares can be riskier and more volatile than - and at times will perform differently from - large company stocks such as those found in the Dow Jones Industrial Average.

     Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a Real Estate Company that purports to be a REIT but does not satisfy all of the conditions of REIT status in any year. In some cases, the Real Estate Company may still be able to qualify for REIT status after payment of a penalty tax. Otherwise, a Real Estate Company that fails to qualify for REIT status would be subject to corporate-level taxation. In either case, the return to the Fund on its investment in such company would be reduced. The federal income tax laws governing REITs and the administrative interpretations of those laws may be amended from time to time. Any such new laws or interpretations may take effect retroactively and could adversely affect the Fund's investments in REITs. The recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the maximum individual tax rate on dividends and long-term capital gain to 15% until 2008. This reduced tax rate generally does not apply to REIT dividends of ordinary income, most of which will continue to be taxed at the higher federal income tax rates applicable to ordinary income. Because the Fund expects to receive a significant portion of its investment income from such REIT distributions, this will limit the amount of its own dividends of ordinary income that will be eligible in the hands of its investors for the reduced rates of federal income tax.

Bank Loans Risk

     Economic downturns generally lead to higher non-payment rates for senior loans. A senior loan could lose a substantial part of its value prior to a default. Borrowers under senior loans may default on their obligations to pay principal or interest when due. Such non-payment would result in a reduction of income to the Fund, a reduction in value of the investment and a potential decrease in the price of the Common Shares. Although bank loans may be secured by collateral of the borrower, the value of those assets may have declined or the assets may be difficult to liquidate. There can be no assurances that the value of the collateral would satisfy the borrower's obligations. In addition, if the borrower were to file for bankruptcy, the Fund might experience delays or limitations in realizing on the benefits of any collateral securing the loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such senior loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of senior loans, including invalidating such senior loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

     The interest rates of senior loans reset frequently. As a result, if market interests rates drop, the loans rates will lower accordingly and the income generated by the Fund may be reduced. Interest rate drops may also result in prepayments of loans, which might require the Fund to invest its assets in lower yielding loans.

     A senior floating rate loan is generally not registered with the Securities and Exchange Commission or any state securities commission and not listed on a stock exchange. Market conditions may impair the liquidity of the senior loans and makes senior loans more difficult to value. In addition, because senior loans are generally not exchange-listed securities, less public information will be available with respect to such loans than for rated, registered and exchange-listed securities.

     The Fund may purchase and retain a loan where the borrower has experienced, or may be likely to experience, credit problems. Such investments may provide opportunities for enhancement of the Fund's income. At times, in connection with the restructuring of a senior loan either outside of bankruptcy or in the context of a bankruptcy court proceeding, the Fund may decide or be required to accept equity securities or junior debt securities in exchange for all or a portion of a senior loan.

     Senior floating rate loans will generally not be rated investment grade by the rating agencies. Therefore, the risks associated with the Bank Loans asset class are similar to the risks for the High Income Securities asset class. However senior loans tend to have more favorable loss recovery rates than more junior types of below investment grade debt as a result of the protective features of such senior loans.

                         ADDITIONAL RISK CONSIDERATIONS

Risks Of Warrants And Rights

     Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security, and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant's or right's expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right, added to the subscription price of the related security, may exceed the subscribed security's market price. This may occur, for example, when there is no movement in the price of the underlying security or when the market price of the underlying security decreases.

Convertible Security Risk

     Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar credit quality because of the potential for capital appreciation. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price of the common stock at which the convertible security can be converted or exchanged for the underlying common stock. As the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced more by the yield of the convertible security. Thus it may not decline in price to the same extent as the underlying common stock, and convertible securities generally have less potential for gain or loss than common stocks. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before that company's common stockholders. Consequently, an issuer's convertible securities generally entail less risk than its common stock. However, convertible securities fall below debt obligations of the same issuer in the order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its non-convertible cost of debt, which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received).

Portfolio Turnover

     The Fund may engage in frequent and active portfolio trading when the Adviser considers it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

Anti-Takeover Provisions

     The Declaration includes provisions that may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. See "Certain Provisions in the Declaration of Trust."

Market Disruption

     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events, including the war in Iraq and its continuing occupation, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares and the Fund Preferred Shares.

Certain Affiliations

     Certain broker-dealers may be considered to be affiliated persons of the Fund, the Loomis Sayles and/or AEW due to their possible affiliations with the Adviser's and Sub-adviser's parent company CDC IXIS Asset Management North America, L.P. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to regulatory and other restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of the Board of Trustees. Subject always to the investment objectives and policies of the Fund and to the general supervision of the Trustees, the Adviser is responsible for providing overall investment advice for the Fund, which includes the allocation of the Fund's investment portfolio among the three asset classes and the supervision of the Sub-adviser. For each asset class, either the Adviser or the Sub-adviser is responsible for managing the investment program for such asset class, for determining which securities should be purchased, sold or exchanged and for implementing such determinations. The management of the Fund's day-to-day operations (other than investment operations) is delegated to the Fund's administrator and sub-administrator, subject always to the general supervision of the Adviser and the Trustees. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Adviser and Sub-adviser

     Loomis Sayles has been retained as the Adviser to provide overall investment advice for the Fund, which includes allocating the Fund's assets to each asset class and making determinations regarding the use of leverage. Daniel
J. Fuss and Kathleen C. Gaffney of Loomis Sayles will be responsible for allocating the assets of the Fund among the three asset classes. Loomis Sayles will also manage the investment portfolios of the High Income Securities and Bank Loans asset classes. In addition, Loomis Sayles, in its capacity as Adviser, is in charge of overseeing the Sub-adviser and managing the Fund's business affairs. Loomis Sayles was founded in 1926 and is one of the largest and oldest investment firms. As of ________, 2003, Loomis Sayles had approximately $[___] in assets under management. Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02111.

     AEW has been retained by Loomis Sayles to provide investment advice as a Sub-adviser with respect to the Real Estate Securities asset class. AEW is an advisory firm that provides investment management and related services to institutional and retail investors. Together with its affiliates operating under the AEW name, AEW managed approximately $[___] of client capital as of ________, 2003. AEW's address is Two Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

     Loomis Sayles and AEW are subsidiaries of (and therefore may be deemed to be controlled by) CDC IXIS Asset Management North America, L.P., which, together with its subsidiaries and affiliates in the U.S., Europe and Asia, managed approximately $[_____] in assets for institutions and individuals as of _______, 2003.

     The following individuals will be responsible for allocation of the assets of the Fund and the day-to-day management of each asset class:

Asset Allocation..................   Daniel J. Fuss and Kathleen C. Gaffney of
                                     Loomis Sayles will be responsible for
                                     allocating the assets of the Fund among the asset classes.

                                     Mr. Fuss has been at Loomis Sayles since
                                     1976 and is currently a Vice Chairman,
                                     Director and Managing Partner. He is the portfolio manager of several mutual funds, including the Loomis Sayles Bond Fund. He has over 35 years of investment experience. He graduated from Marquette University (B.S. and M.B.A.) and holds the designation of Chartered Financial Analyst.

                                     Ms. Gaffney joined Loomis Sayles in 1984.
                                     She is the portfolio manager of
                                     several mutual funds, including the Loomis
                                     Sayles High Income Fund. She received a
                                     B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience. She also holds the designation of Chartered Financial Analyst

High Income Securities............   Daniel J. Fuss, Kathleen C. Gaffney,
                                     Matthew Eagan, David W. Rolley, Elaine
                                     Stokes and Joseph C. Taylor of Loomis
                                     Sayles will be responsible for investing and overseeing the assets allocated to the High Income Securities asset class.

                                     For a description of Mr. Fuss's and Ms.
                                     Gaffney's experience, see "Asset
                                     Allocation" above.

                                     Mr. Eagan joined Loomis Sayles in 1997. He is a Vice President and Portfolio Manager and a portfolio co-manager of the [Loomis Sayles] High Income Fund. Mr. Eagan has over 15 years of investment experience. He is a graduate of Northeastern University (B.A.) and Boston University (M.B.A.) and also holds the designation of Chartered Financial Analyst (CFA).

                                     Mr. Rolley has over 20 years of investment experience. He has worked at Loomis Sayles since 1994 and is currently a Vice President and Portfolio Manager. He is also a portfolio co-manager for the Loomis Sayles Worldwide Fund and Loomis Sayles Global Bond Fund. Mr. Rolley received a B.A. from Occidential College and a PhD from the University of Pennsylvania. He also holds the designation of Chartered Financial Analyst.

                                     Ms. Stokes serves as a Vice President and Portfolio Manager. She joined Loomis Sayles in 1988. Ms. Stokes received a B.S. from St. Michael's College.

                                     Mr. Taylor joined Loomis Sayles in 2000 and is currently a Vice President and Product Specific Analyst. He has over 25 years of investment experience. Prior to that, Mr. Taylor worked at Merrill Lynch & Co. for over 10 years as a Yankee and Sovereign Bond Analyst. He holds degrees from Princeton University (B.A.) and Harvard University (M.P.P.).

Real Estate Securities............   Matthew A. Troxell, Jeffrey P. Caira, J.
                                     Hall Jones, Jr. and Roman Ranocha of AEW will be responsible for investing and overseeing the assets allocated to the Real Estate Securities asset class.

                                     Mr. Troxell, who is a Senior Portfolio
                                     Manager in AEW's real estate securities
                                     group, joined AEW in 1994 as a Vice
                                     President and became a Principal of the
                                     firm in 1997. He is responsible for the
                                     construction and management of AEW's
                                     publicly traded real estate equities
                                     portfolios, which currently aggregate
                                     approximately $[1.5 billion.] He has 20
                                     years of securities and portfolio
                                     management experience. Mr. Troxell is a
                                     graduate of Tufts University (B.A.) and
                                     holds the designation of Chartered
                                     Financial Analyst (CFA).

                                     Mr. Caira is an Assistant Portfolio
                                     Manager/Senior Equity Analyst and Vice
                                     President in AEW's real estate securities group, responsible for covering the apartment and hotel sectors of real estate companies. Mr. Caira joined AEW in 2003 from his position as a Portfolio Manager/Senior Analyst with Pioneer Investment Management, Inc., where he managed a real estate securities mutual fund and was responsible for conducting analyses on real estate companies. Prior to that, he served as Senior Equity Research Analyst at RBC Dain Rausher, Inc., covering the real estate sector with a focus on equity REITs. Mr. Caira is a graduate of the University of Notre Dame (B.A.) and Northwestern (M.B.A.). He is also a member of the National Association of Real Estate Investment Trusts, a licensed real estate broker and a registered securities representative (NASD Series 7).

                                     Mr. Jones, an Assistant Portfolio
                                     Manager/Senior Equity Analyst and Vice
                                     President of the firm, covers the retail sector of AEW's REIT group. He joined AEW in 1999 from First Union Capital Markets where he was a Real Estate Equity Analyst responsible for preparing financial analyses and earnings projections on Real Estate Companies. Prior to that, he was a Registration Examiner for the Securities Division of the State Corporation Commission (Virginia) where he was responsible for examining broker-dealer, investment advisor and agent/representative registration applications. Mr. Jones graduated from James Madison University (B.A.), received his M.B.A. from the College of William and Mary and holds the designation of Chartered Financial Analyst
                                     (CFA).

                                     Mr. Ranocha, also an Assistant Portfolio
                                     Manager/Senior Equity Analyst and Vice
                                     President, joined AEW's REIT group in 2000 as a Vice President of the firm from his position as Associate Director of Research/Portfolio Manager with Alliance Capital Management where he managed a portfolio of equity REITs and participated in developing new products. Before joining Alliance, Mr. Ranocha served as the primary Real Estate Securities Analyst for Liquidity Financial Group overseeing a $70 million portfolio in public and private real estate limited partnerships and REITs. Mr. Ranocha attended Prague University of Economics, Prague, Czech Republic and Menlo College, Atherton California (BA in Business Administration). He also holds the Chartered Financial Analyst (CFA) designation.

Bank Loans........................   John R. Bell and Kevin Perry of Loomis
                                     Sayles will be responsible for investing and overseeing the assets allocated to the Bank Loans asset class.

                                     Mr. Bell joined Loomis Sayles in 2001 as a
                                     Vice President. Prior to joining Loomis
                                     Sayles, Mr. Bell served as a Vice President and Portfolio Manager at Back Bay Advisors and at Jurika & Voyles, where he was the head of credit. Mr. Bell has over 15 years of investment experience specializing in fixed income credit, including periods as Director of Research at an insurance company and at a brokerage firm. Mr. Bell received a B.A. from the University of Massachusetts at Amherst and an M.B.A. from the University of California at Berkeley.

                                     Mr. Perry joined Loomis Sayles in 2001 as a
                                     Vice President. Prior to joining Loomis
                                     Sayles, Mr. Perry served as Senior Vice
                                     President and Portfolio Manager at Back Bay
                                     Advisors. From 1998 to 2001, Mr. Perry
                                     worked at Jurika & Voyles, where he was
                                     Senior Vice President and the director of fixed income. Prior to that, he was the Chief Investment Officer of The Pilgrim Group, a mutual fund management company. Mr. Perry has over 20 years of investment experience in managing portfolios of credit sensitive securities such as bank loans and high yield bonds. He is a graduate of Lowell Technological Institute (B.S.B.A.) and Boston University (M.B.A.).

Investment Management Agreement and Investment Sub-advisory Agreement

     Under its Investment Management Agreement with the Fund, the Adviser furnishes a continuous investment program for the Fund's portfolio and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund. The Adviser also performs certain administrative services for the Fund and provides persons satisfactory to the Trustees of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Trustees of the Fund, may be directors, officers, or employees of the Adviser or its affiliates, including CDC IXIS Services.

     For its services under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of 0.80% of the average daily managed assets of the Fund. "Managed assets" means the net asset value of the Common Shares plus the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. The Adviser has contractually agreed to waive a portion of its investment management fees in the amount of 0.20% of average daily managed assets (which include the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage) for the first five years of the Fund's operations, [__]% of average daily managed assets in year six, [___]% of average daily managed assets in year seven, [___]% of daily managed assets in year eight and [___]% of average daily managed assets in year nine. The Adviser has not agreed to waive any portion of its fees beyond year nine of the Fund's operations. See "Summary of Fund Expenses."

     In addition to the monthly management fee paid to Adviser, the Fund pays all other costs and expenses of its operations, including but not limited to compensation of its independent Trustees, custodian, administrator, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses associated with interest rate transactions (including, to the extent approved by the Board of Trustees from time to time, the fees of third parties that may assist in the structuring and negotiation of interest rate transactions), expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, trading, brokerage and other investment expenses, interest expense, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The organizational expenses and offering costs of the Fund that are not paid by the Adviser will be netted against paid-in capital in the Fund's initial fiscal year.

     Pursuant to an Investment Sub-advisory Agreement between the Adviser and Sub-adviser, the Sub-adviser will receive from the Adviser a management fee equal to [__]% for the services provided to the Real Estate Securities asset class of the Fund. See "Marketing Agent" for information about Sub-adviser expense sharing.

     When the Fund is utilizing leverage, the fees paid to the Adviser, the Sub-adviser and their affiliates for investment advisory, management and other services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. As a result, the Adviser has a financial incentive for the Fund to issue Fund Preferred Shares or to otherwise incur leverage, which may create a conflict of interest. See "Use of Leverage."

Administrative Services And Sub-Administration Agreements

     Under its Administrative Services Agreement with the Fund, CDC IXIS Services provides certain administrative and accounting functions for the Fund, including providing or procuring administrative services necessary for the operations of the Fund, furnishing office space and facilities required for conducting the business of the Fund and providing persons satisfactory to the Trustees of the Fund to serve as officers of the Fund.

     As permitted by the Administrative Services Agreement and with the approval of the Board of Trustees of the Fund, CDC IXIS Services has entered into the Sub-Administration Agreement with _____________________________________, as sub-administrator. Under the Sub-Administration Agreement, ___________________

Company has assumed responsibility for certain fund administration services, subject to the supervision of CDC IXIS Services.

     Under the Administrative Services Agreement, the Fund pays CDC IXIS Services a monthly administration fee computed on the basis of the average daily managed assets of the Fund at an annual rate equal to [____]% of the first $[____] in assets and [____]% of assets in excess of $[____], with a minimum annual fee of $[____]. Under the Sub-Administration Agreement, CDC IXIS Services (and not the Fund) pays ___________________________ a monthly fee computed on the basis of the managed assets of the Fund at an annual rate equal to [____]% of the first $[____] million in assets and [____]% thereafter. _______________ serves as the Fund's custodian and ______ has been retained to serve as the Fund's transfer agent, dividend disbursing agent and registrar. See "Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar."

Marketing Agent

     CDC IXIS Asset Management Advisors Group (the "Advisors Group"), an affiliate of the Adviser and Sub-adviser, will act as marketing agent for the Fund in connection with the offering of the Common Shares by preparing marketing materials and providing distribution support during the offering. The Advisors Group has agreed, pursuant to an agreement, with the Adviser and Sub-adviser,
(i) to reimburse each of the Adviser and Sub-adviser for [____] of the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load) exceeds $[0.03] per Common Share and (ii) to bear a portion of any ongoing asset-based fees to be paid by the Adviser and Sub-adviser to the underwriters (other than [___________]) in connection with the offering in the amount of [____]% of such fees in years one and two of the Fund's operations and in declining amounts for each of the four years thereafter. As payment for these services, each of the Adviser and Sub-adviser (and not the Fund) has agreed to pay the Advisors Group a fee at the annual rate of [____]% of the net assets of the asset classes managed by them, respectively, for years one and two of the Fund's operations, [____]% of such net assets for years three and four, and [____]% of such net assets in years five and six. The Adviser and Sub-adviser have not agreed to pay any fees to the Advisors Group (and the Advisors Group has not agreed to bear any portion of any asset-based fees payable by the Adviser or Sub-adviser) beyond year six of the Fund's operations. The Advisors Group, the Adviser and the Sub-adviser, all of which are subsidiaries of CDC IXIS Asset Management North America, L.P., may agree to change or eliminate these payments at any time.

                                 NET ASSET VALUE

     The Fund determines the net asset value of its Common Shares on each day the New York Stock Exchange is open for business at the close of regular trading (normally 4:00 p.m. Eastern time). Domestic debt securities and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to adjust retroactively the price of a security or the Fund's net asset value determined earlier that day.

     The Fund determines net asset value per Common Share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, the liquidation preference of the Fund Preferred Shares and dividends payable) by the total number of Common Shares outstanding. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

     In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value as determined in good faith by the Board of Trustees or persons acting pursuant to procedures approved by the Board, generally based on recommendations provided by the Adviser or CDC IXIS Services. Fair valuation may also be required due to material events that occur after the close of the relevant market but prior to the close of the New York Stock Exchange. The effect of using fair value pricing is that the

Common Shares' net asset value will be subject to the judgment of the Board of Trustees or its designee instead of being determined by the market.

     Any Interest Rate Transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

Level Rate Dividend Policy

     Subject to the determination of the Board of Trustees to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). Distributions can only be made from net investment income after paying accrued dividends on Fund Preferred Shares, if any, and interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares and interest and required principal payments on borrowings, if any. Over time, the Fund intends to distribute all of its net investment income (after payment of expenses, dividends on any Fund Preferred Shares and interest on any borrowings). At least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income after paying expenses and paying any accrued dividends on, or redeeming or liquidating, any Fund Preferred Shares, if any, or making interest and required principal payments on borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions, subject to an earlier declaration and distribution as is necessary to avoid the imposition of an excise tax. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from Real Estate Companies will later be recharacterized as a non-taxable return of capital, in which case amounts distributed to Fund shareholders may also be recharacterized as a non-taxable return of capital. See "Tax Matters." To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

Managed Dividend Policy

     Following the completion of this offering, the Fund intends to file an exemptive application with the Securities and Exchange Commission, or take steps to rely on an existing application, seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If and when the Fund receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy. Under a Managed Dividend Policy, the Fund would intend to distribute a monthly fixed percentage of net asset value to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying expenses and paying dividends on Fund Preferred Shares, if any, and interest and required principal payments on borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. The Fund's final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made. In the event the Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the "Excess"), such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Fund will determine to implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

Dividend Reinvestment Plan

     The Fund has a Dividend Reinvestment Plan (the "Plan") commonly referred to as an "opt-out" plan. Each Common Shareholder will have all distributions of dividends and capital gains automatically reinvested in additional Common Shares by _______, as agent for shareholders pursuant to the Plan (the "Plan Agent"), unless they elect to receive cash. The Plan Agent will either (i) effect purchases of Common Shares under the Plan in the open market or (ii) distribute newly issued Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose Common Shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, either (i) receive the cash payment and use it to buy Common Shares in the open market, on the [American] Stock Exchange or elsewhere, for the participants' accounts or (ii) distribute newly issued Common Shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy Common Shares in the open market if, on the determination date, the net asset value per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the dividend or distribution in newly issued Common Shares of the Fund if, on the determination date, the market price per share plus estimated brokerage commissions equals or exceeds the net asset value per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value or
(ii) 95% of the closing market price per share on the payment date.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Common Share credited to such account. In the alternative, upon receipt of the participant's instructions, Common Shares will be sold and the proceeds sent to the participant less brokerage commissions and any applicable taxes.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes confirmations of all acquisitions made for the participant. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the participant. Proxy material relating to shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

     In the case of shareholders, such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan.

     The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     The automatic reinvestment of dividends and other distributions will not relieve participants of any income tax that may be payable or required to be withheld on such dividends or distributions. See "Tax Matters."

     The Fund and the Plan Agent reserve the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by telephone at (800) 730-6001.

                              CLOSED-END STRUCTURE

     The Fund is a closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that, if you wish to sell your shares of a closed-end fund, you must trade them on the market like any other stock at the prevailing market price at that time. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less any redemption charge that might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. By comparison, closed-end funds are generally better able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments and use certain investment strategies such as financial leverage and investments in illiquid securities.

     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund's Board of Trustees might consider from time to time repurchases of Fund shares in the open market or in private transactions, tender offers for shares at net asset value or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Fund's Board will engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. See "Repurchase of Shares." The Board of Trustees might also consider converting the Fund to an open-end investment company, which would also require a vote of the shareholders of the Fund. See "Certain Provisions in the Declaration of Trust."

                     POSSIBLE CONVERSION TO OPEN-END STATUS

     Subject to the voting and other provisions in the Declaration, the Fund may be converted to an open-end investment company at any time by a vote of the outstanding shares. See "Certain Provisions in the Declaration of Trust" for a discussion of the shareholder and Trustee approval requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's Common Shares would likely no longer be listed on the [American] Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. The Board of Trustees may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. However, the Fund cannot assure you that the Board of Trustees will decide to take or propose such a conversion.

                              REPURCHASE OF SHARES

     Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as dividend levels (which are in turn affected by the return on the Fund's portfolio and expenses), relative demand for and supply of shares in the market, the Fund's net asset value, call protection, dividend stability, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or in private transactions or make tender offers for its shares at net asset value. The Fund cannot assure you that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. For more information, see "Repurchase of Shares; Conversion to Open-End Fund" in the SAI. Repurchase of the Common Shares may have the effect of reducing any market discount to net asset value.

     There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover, which will result in additional expenses being borne by the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Portfolio turnover could give rise to a greater amount of taxable capital gains. The Board of Trustees would typically consider the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact (including the expense) of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act.

                                   TAX MATTERS

     The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. For more detailed information regarding the tax consequences of investing in the Fund, please see the SAI. The Fund intends to qualify each year for treatment as a regulated investment company under the provisions of Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its "investment company taxable income" (generally, its taxable net income and the excess, if any, of its net short-term capital gain over net long-term capital losses) and its net tax-exempt income for such year, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders in the form of dividends (including capital gain dividends) to shareholders. Such distributions, however, will generally be taxable to you as a shareholder of the Fund when received.

     For federal income tax purposes, distributions paid to you out of the Fund's "investment company taxable income" will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held your Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Distributions of gains from investments that the Fund owned for more than one year that are properly designated by the Fund as capital gain dividends will be taxable as capital gains. Distributions of gains from investments that the Fund owned for one year or less will be taxable as ordinary income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares. Shareholders not subject to tax on their income will generally not be required to pay tax on amounts distributed to them.

     For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. This is because this reduced tax rate generally does not apply to dividends from REITs or dividends derived from debt securities, which will continue to be taxed at the higher federal income tax rates applicable to ordinary income.

     A dividend paid to you in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding calendar year if it is declared by the Fund in October, November or December with a record date in such a month. Each year, the Fund will notify you of the tax status of dividends and other distributions.

     If you sell your Common Shares, or have shares repurchased by the Fund, you may realize a capital gain or loss in an amount equal to the difference between the amount realized and your adjusted tax basis in the shares sold, which gain or loss will be long-term or short-term depending generally on your holding period for the shares.

     Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

     The Fund may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

     . fail to provide the Fund with your correct taxpayer identification number (TIN);

     . fail to certify to the Fund that you are a United States person and are not subject to such withholding; or

     . have been notified by the Internal Revenue Service that you are subject to backup withholding.

     The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

     The Fund's investments in Foreign Securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. The Fund's investments in Foreign Securities may also increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

     It is not expected that investors will be subject to the alternative minimum tax as a result of an investment in the Fund. Fund distributions may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                              DESCRIPTION OF SHARES

Common Shares

     The Declaration authorizes the issuance of an unlimited number of Common Shares, no par value per share. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The Common Shares will, when issued, be fully paid and, subject to the matters discussed in "Certain Provisions in the Declaration of Trust," nonassessable.

Common Shareholders are entitled to one vote per share, and fractional shares will be entitled to a proportionate fractional vote. Whenever Fund Preferred Shares or borrowings are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund Preferred Shares and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See "Fund Preferred Shares" below. The Fund has applied to list the Common Shares on the [American] Stock Exchange under the symbol "[___]." Under the rules of the [American] Stock Exchange currently applicable to listed companies, the Fund will be required to hold a meeting of shareholders annually. The foregoing description and the descriptions below under "Fund Preferred Shares" and "Certain Provisions in the Declaration of Trust" and above under "Possible Conversion to Open-End Status" are subject to the provisions contained in the Fund's Declaration and Bylaws.

Fund Preferred Shares

     The Declaration authorizes the issuance of an unlimited number of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such par value and rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately [35]% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions, to the Fund's receipt of the highest credit rating on the Fund Preferred Shares from at least one nationally recognized statistical rating agency (e.g., AAA or Aaa) and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. The Board of Trustees has indicated that the preference on distribution, liquidation preference, and redemption provisions of the Fund Preferred Shares will likely be as stated below.

     Limited Issuance Of Fund Preferred Shares. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less liabilities not representing senior securities, measured immediately after issuance of the Fund Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is less than one-half of the value of the Fund's total assets less liabilities not representing senior securities (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Fund Preferred Shares discussed in this prospectus, the liquidation value of the Fund Preferred Shares is expected to be approximately [35]% of the value of the Fund's capital measured immediately after issuance. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to keep that fraction below one-half.

     Distribution Preference. The Fund Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

     Voting Rights. Fund Preferred Shares are required to be voting shares. Except as otherwise provided in the Fund's Declaration or Bylaws and except as otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

     Holders of Fund Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class. In the event that two full years of accrued dividends are unpaid on the Fund Preferred Shares, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or otherwise provided for by the Fund. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Fund Preferred Shares will be required, in addition to the combined single class vote of the holders of Fund Preferred Shares and Common Shares.

     Redemption, Purchase And Sale Of Fund Preferred Shares. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase Fund Preferred Shares and resell any shares so tendered. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Use of Leverage."

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration and Bylaws. In addition, any rating agency rating the Fund Preferred Shares may require terms in addition to, or different from, those described above.

     See "Description of Shares" in the SAI for a more detailed summary of the terms of the Fund's shares.

     As of the date of this prospectus, the Adviser owned of record and beneficially [7,000] Common Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the Common Shares is completed, will control the Fund.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The Fund's Trustees are divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common Shares and Fund Preferred Shares) to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation, or certain sales, or transfers, of Fund assets, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration provides that, subject to the terms of any Fund Preferred Shares that may be set forth in the Bylaws, the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. The Declaration also requires the approval of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees for certain extraordinary distributions from the Fund to shareholders. The voting provisions discussed in this section are more restrictive than those required under the 1940 Act and Massachusetts law. See "Certain Provisions in the Declaration of Trust" in the SAI for a more detailed summary of these provisions.

     The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters as the Trustees may consider necessary or desirable.

     The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which are on file with the Securities and Exchange Commission.

     Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or any officer or officers of the Fund. The Declaration further provides for indemnification by the Fund for all loss and expense of any shareholder or former shareholder held personally liable on account of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the purchase agreement dated ________________, 2003, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                   Number of
 Underwriter     Common Shares
--------------   -------------
[Underwriters]    [_________]

   Total......    [_________]

     The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, or to contribute payments the underwriters may be required to make for any of those liabilities.

     The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $[__] per share. The sales load investors in the Fund will pay of $[__] per share is equal to [__]% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[__] per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before _______________, 2003.

     The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                       Per      Without
                                      Share     Option     With Option
                                     ------   ----------   -----------
Public Offering Price.............   $15.00    [________]  $[________]

Sales load........................   $ [.__]   [________]  $[________]
Estimated offering expenses.......   $ [.03]   [________]  $[________]
Proceeds to the Fund..............   $ [.__]  $[________]  $[________]

     The expenses of the offering are estimated at $[________] ($[________] if the underwriters' option described below is exercised in full) and are payable by the Fund. The Fund has agreed to pay ____________ $[________] per common share as a partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load) exceeds $[0.03] per Common Share.

     The Fund has granted the underwriters an option to purchase up to [________] additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the above table.

     Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriters create a short position in the Common Shares in connection with the offering (i.e., if they sell more Common Shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize their price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     The address of __________________ is _____________________________________.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     _____________________________, whose principal business address is ______
__________________________________________________, has been retained to act as custodian of the Fund's investments, and _________, whose principal business address is ______________________________________________, has been retained to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither ______________________________ nor _________ has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

                             REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held.

                                  LEGAL MATTERS

     The validity of the shares offered hereby is being passed on for the Fund by Ropes & Gray LLP, Boston, Massachusetts, and certain other legal matters will be passed on for the underwriters by ____________________, ____________________.
___________________ may rely as to certain matters of Massachusetts law on the opinion of Ropes & Gray LLP.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives and Policies
Investment Restrictions
Management of the Fund
Investment Advisory and Other Services
Portfolio Transactions and Brokerage
Determination of Net Asset Value
Description of Shares
Certain Provisions in the Declaration of Trust
Repurchase of Shares; Conversion to Open-End Fund
Taxation
Performance-Related and Comparative and Other Information
Counsel and Independent Accountants
Additional Information
Report of Independent Accountants
Financial Statements
Appendix A--Ratings of Investments

================================================================================

                                _________ Shares

                    Loomis Sayles Income Opportunities Fund

                                  Common Shares

                                $15.00 per share

                                   ----------

                                   PROSPECTUS

                                   ----------

                                 [Underwriters]

                               _____________, 2003

================================================================================

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. This SAI is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

              SUBJECT TO COMPLETION - DATED______________ __, 2003

                     LOOMIS SAYLES INCOME OPPORTUNITIES FUND

                               399 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 862-4863

                       STATEMENT OF ADDITIONAL INFORMATION

                                 _________, 2003

     Loomis Sayles Income Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company organized as a Massachusetts business trust on September 8, 2003.

     This Statement of Additional Information ("SAI") relating to the common shares ("Common Shares") of the Fund is not a prospectus, but should be read in conjunction with the prospectus of the Fund, dated _______________, 2003, as supplemented from time to time (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the SAI and Prospectus may be obtained free of charge by writing or calling the address or phone number shown above. You may also obtain a copy of the Prospectus on the web site (http://www.sec.gov) of the SEC ("SEC"). Capitalized terms used but not defined herein have the same meanings ascribed to them in the Prospectus.

                                TABLE OF CONTENTS

TABLE OF CONTENTS..............................................................2
INVESTMENT OBJECTIVES AND POLICIES.............................................3
INVESTMENT RESTRICTIONS.......................................................40
MANAGEMENT OF THE FUND........................................................42
INVESTMENT ADVISORY AND OTHER SERVICES........................................48
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................52
DETERMINATION OF NET ASSET VALUE..............................................54
DESCRIPTION OF SHARES.........................................................55
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST................................58
REPURCHASE OF SHARES; CONVERSION TO OPEN-END FUND.............................60
TAXATION......................................................................62
PERFORMANCE-RELATED AND COMPARATIVE AND OTHER INFORMATION.....................71
COUNSEL AND INDEPENDENT ACCOUNTANTS...........................................72
ADDITIONAL INFORMATION........................................................72
REPORT OF INDEPENDENT ACCOUNTANTS.............................................73
FINANCIAL STATEMENTS..........................................................74
APPENDIX A - RATINGS OF INVESTMENTS...........................................76

                       INVESTMENT OBJECTIVES AND POLICIES

     The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks set forth in the Prospectus. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Prospectus. Except as specifically provided herein, the Fund's investment policies are not fundamental and may be changed by the Board of Trustees of the Fund without the approval of the shareholders.

Duration

     Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal. Where "term to maturity" measures only the time until a debt security provides its final payment and takes no account of the patterns of payment prior to maturity, "duration" incorporates a security's yield, coupon interest payments, final maturity date and call features into one measure. Duration therefore provides a more accurate measurement of a security's likely price change in response to a given change in market interest rates. The longer the duration, the greater the price movement will be as interest rates change. For any fixed income security with interest payments prior to the payment of principal, duration is always less than maturity.

     Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures and put options have durations roughly equal to the inverse of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

     There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The final stated maturity of such securities is generally 30 years, but current and expected pre-payment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser and Sub-adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into its interest rate exposure.

Non-Investment Grade Securities (Junk Bonds)

     Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund, with a commensurate effect on the value of the Fund's shares.

     Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings of certain rating agencies is set forth in Appendix A. The ratings generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk or liquidity of the securities. For example, bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon but with different ratings may have the same yields. For these reasons, the use of credit ratings as the sole method of evaluating the high yield securities can involve certain risks. Ratings are subject to change, but ratings agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. For these reasons, the Adviser and Sub-adviser do not rely on the ratings of credit agencies alone when selecting securities for the Fund, but instead develop their own independent analysis of issuer credit quality.

     Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated.

     The secondary markets for lower-rated securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the market are generally institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower-rated securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly-traded market. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

     The Fund is not required to dispose of a security if a rating agent or the Adviser or Sub-adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security, the Adviser and Sub-adviser may consider factors such as their assessment of the credit quality of the issuer of such security, the price at which the security could be sold, and the rating, if any, assigned to such security by any rating agency.

     Prices for lower-rated securities may be affected by legislative and regulatory developments to a greater extent than higher-rated securities. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value of outstanding lower-rated securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated bonds and limiting the deductibility of interest by certain corporate issuers of lower-rated bonds adversely affected the market in the past.

     While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

Real Estate Companies

     Securities of Real Estate Companies include securities of Real Estate Investment Trusts ("REITs"), mortgage-backed securities and real estate financings. REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. Under normal circumstances, a majority of the Fund's investments will consist of Equity REITs.

     REITS generally are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for conduit income tax treatment under the Code and/or failing to maintain exemption from the 1940 Act.

     REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs' operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of REITs.

Senior Loans

     Structure. A senior floating rate loan is typically a loan to a corporation originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors") . The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

     Loan interests primarily take the form of assignments purchased in the primary or secondary market. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

     Assignments. The Fund usually purchases "assignments" from the Agent or other Loan Investors. The purchaser of an assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

     Loan Collateral. In order to borrow money pursuant to a senior floating rate loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a senior loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligations under a loan.

     Certain Fees. In the process of buying, selling and holding senior floating rate loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When the Fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a senior loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

     Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the senior loan (the "Loan Agreement"). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding senior loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower to monitor the borrower's compliance with covenants may involve a risk of fraud by the borrower.

     Administration of Loans. In a typical senior floating rate loan the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participate to receive and forward to the Fund its portion of the principal and interest payments on the senior loan. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the senior loan usually does, but is often not obligated to, notify holders of senior loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the senior loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the senior loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the senior loan and other fees paid on a continuing basis. With respect to senior loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

     A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of senior loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

     Prepayment. Senior floating rate loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the loans from free cash flow, as defined above. The degree to which borrowers prepay senior loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new senior loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund typically is able to reinvest prepayments in other senior loans that have similar yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

     Other information. From time to time the Adviser, the Sub-adviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in senior loans to or acquire them from the Fund or may be intermediate participants with respect to senior loans in which the Fund owns interests. Such banks may also act as Agents for senior loans held by the Fund.

     The Fund may acquire interests in senior loans which are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in senior loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.

     The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the senior floating rate loan to be undercollateralized or unsecured. In addition, the Fund may invest in senior loans guaranteed by, or secured by assets of, shareholders or owners, even if the senior loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a senior loan. On occasions when such stock cannot be pledged, the senior loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the senior loan. However, the borrower's ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of senior loans and, indirectly, senior loans themselves.

     If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the senior loan to the interests of the borrower's unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Fund's performance. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For senior floating rate loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the senior loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the loan.

     The Fund may acquire warrants and other equity securities as part of a unit combining a senior loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund's purchase of a senior loan. The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a senior loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Adviser, may enhance the value of a senior loan or would otherwise be consistent with the Fund's investment policies.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of senior loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of senior loans that are considered highly leverage transactions or subject such senior loans to increased regulatory scrutiny, financial institutions may determine to sell such senior loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a senior loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the senior loan may be adversely affected.

U.S. Government Securities

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Foreign Securities

     The Fund may invest in debt obligations of foreign companies, foreign governments and their subdivisions, agencies, instrumentalities and sponsored entities, and supra-national entities ("Foreign Securities"). These Foreign Securities may include American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

     Investors should recognize that investing in Foreign Securities, including emerging market countries, involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in Foreign Securities may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less (or different) governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

     Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian or depository in the event of the sub-custodian's or depository's bankruptcy or other event adversely affecting such sub-custodian or depository.

     In addition, there may be less publicly available information about an issuer of Foreign Securities than about a U.S. issuer, and issuers of Foreign Securities may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such Foreign Security, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, in some jurisdictions there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     The manner in which foreign investors may invest in companies in certain foreign countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the purchased shares re-registered in the name of the Fund. Re-registration may be costly and may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

     Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Rules adopted under the Investment Company Act of 1940, as amended (the "1940 Act"), permit the Fund to maintain its Foreign Securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be "eligible sub-custodians," as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting, on a timely basis, portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

     Emerging Markets. The risks of investing in Foreign Securities are particularly high when securities of issuers based in developing emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     Special Risks of Investing in Russian and Other Eastern European Securities. The Fund may invest in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

     In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

     Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

     A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the securities, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for the Fund to lose its registration through fraud, negligence or even mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

     Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Fund from investing in the securities of certain Russian companies deemed suitable by the Adviser or Sub-adviser. Further, this also could cause a delay in the sale of Russian securities held by the Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

     Foreign Currencies. Most Foreign Securities in which the Fund invests will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

     The Fund may incur costs in connection with conversions between various currencies. In addition, the Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

     To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("futures contracts"). A futures contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a futures contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Derivative Instruments" below.

     Tax Considerations. The Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. In addition, the Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. The Fund's investments in Foreign Securities may also increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Stocks of Small and Medium Capitalization Companies

     The Fund may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Funds may also use a different metric for determining relative market capitalization. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions.

     The Fund may also invest in stocks of companies with medium market capitalizations. Whether an issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on National Association of Securities Dealers Automated Quotations ("NASDAQ"). Issuers with market capitalizations within the range of capitalization of companies included in the Standard & Poor's Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Participation on Creditors Committees

     The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when the Adviser and/or the Sub-adviser believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

Mortgage-Related and Asset-Backed Securities

     The Fund may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser and/or Sub-adviser to forecast interest rates and other economic factors correctly. See "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See "Collateralized Mortgage Obligations" below.

     Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

     Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions. See "Investment Restrictions." In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

     Collateralized Mortgage Obligations ("CMOs"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.

CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund's diversification tests.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup some or all of its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

     Other Asset-Backed Securities. Similarly, the Adviser and Sub-advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Fund that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Consistent with the Fund's investment objectives and policies, the Adviser and Sub-adviser also may invest in other types of asset-backed securities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a delayed delivery basis.

     The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Fund may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Commercial Paper

     The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of U.S. dollar-denominated obligations of domestic issuers or foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by Standard & Poor's, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by Standard & Poor's, or (iii) securities which, if not rated, are, in the opinion of the Sub-adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Repurchase Agreements

     For the purposes of maintaining liquidity and achieving income, the Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund's holdings of such repurchase agreements exceeds 10% of the value of the Fund's total assets. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and Sub-adviser, as appropriate, will monitor the creditworthiness of the counterparties.

Securities Loans

     Subject to certain conditions described in the Prospectus and below, the Fund may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of its total assets. The Fund's ability to lend securities may be restricted or eliminated under conditions imposed by any ratings agencies rating the Fund Preferred Shares. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or Sub-adviser to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Inflation-Indexed Bonds

     The Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Bonds

     The Funds may invest in "event-linked bonds." Event-linked bonds, which are sometimes referred to as "catastrophe bonds," are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. As described in the Prospectus in the section titled "Liquidity Risk," lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated.

Hybrid Instruments

     The Fund may invest in "hybrid" or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

     Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Convertible Securities

     The Fund may invest in convertible securities. The Adviser and/or Sub-adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

     The Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants to Purchase Securities

     The Fund may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Money Market Investments

     The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds. Subject to certain restrictions contained in any applicable exemptive order issued by the SEC, these instruments may include investment companies such as money market funds advised or subadvised by the Adviser or its affiliates. To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

Short Sales

     The Fund may engage in short sales transactions to the extent consistent with their investment restrictions set forth under "Investment Restrictions" below. A short sale that is not made "against the box" is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

     The value of securities of any issuer in which the Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. The Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by the Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If the Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. The Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account, or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by the Fund that may sell securities short will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation.

Derivative Instruments

     The following describes certain derivative instruments and products in which the Fund may invest and risks associated therewith. The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

     Options on Securities and Indexes. The Fund may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC Options. The Fund may enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which the Fund may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Fund may similarly invest in dealer options.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund's securities may be denominated. The Funds may additionally use currency options to cross-hedge or to increase total return when the Adviser or Sub-adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in such Fund's portfolio. In addition, the Fund may buy or sell foreign currencies and may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options.

     Futures Contracts and Options on Futures Contracts. The Fund may use interest rate, foreign currency or index futures contracts. The Fund may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Fund may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options.

     An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. The Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. The Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, the Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when the Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     The Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time the Fund purchases such instruments. Positions in Index Futures may be closed out by the Fund only on the futures exchanges upon which the Index Futures are then traded.

     The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the Standard & Poor's 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the Standard & Poor's 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the Standard & Poor's 100 Index at a specified future date at a contract price of $180 and the Standard & Poor's 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the Standard & Poor's 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

     A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the Standard & Poor's 500; the Standard & Poor's Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Fund may invest will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

     The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

     Limitations on Use of Futures and Futures Options. The Fund may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund may enter into positions in futures contracts and related options only for "bona fide hedging" purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices.

     When purchasing a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

     Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, futures options, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-adviser to forecast interest rates and other economic factors correctly. If the Adviser or Sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to risk of loss. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

     Swap Agreements. The Fund may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

     Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Adviser or Sub-adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities.

     If the Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Fund will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least "high quality" by at least one nationally recognized rating agency at the time of entering into such transaction. The Sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Adviser's or Sub-adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Common Shareholders will bear the risks and costs of swaps, caps or other interest rate transactions entered into by the Fund.

     Roll Transactions. The Fund may participate in 'roll' transactions which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitments, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than [__]% of the Fund's net assets would be segregated to cover such contracts.

Other Investment Companies

     The Fund may invest in securities of open- or closed-end investment companies that invest primarily in investments of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or the planned offering of its preferred shares of beneficial interest ("Fund Preferred Shares"), during periods when there is a shortage of attractive, real estate-related investments available in the market, to gain exposure to foreign markets, when the Adviser or Sub-adviser believes share prices of other investment companies offer attractive values or when it believes such investments are attractive investment opportunities. The Fund may invest in investment companies that are advised by the Adviser or its affiliates (including affiliated money market and short-term bond funds) to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and Fund shareholders would remain subject to payment of the Fund's management fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Adviser and Sub-adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. As described in the Prospectus in the section entitled "Use of Leverage--Leverage Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Short-Term Investments and Borrowings

     In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income securities. The Fund would be unable to achieve its investment objectives if a substantial portion of its assets consisted of such investments. Short-term fixed income investments include, without limitation, the following:

     (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

     (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

     (5) Shares of other investment companies that in turn invest in short-term investments, such as money market mutual funds. Subject to certain restrictions contained in any applicable exemptive order issued by the SEC, these investments may include investment companies such as money market funds advised or subadvised by the Adviser or its affiliates.

     The Fund may borrow money for temporary administrative purposes. Subject to the terms of any applicable exemptive relief granted by the SEC, the Fund may borrow for such purposes from other investment companies advised by the Adviser or its affiliates in an inter-fund loan program. In such a program, the Fund and affiliated funds would be permitted to lend and borrow money for certain temporary purposes directly to and from one another. Participation in such an inter-fund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an inter-fund loan program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an inter-fund lending program, the Board of Trustees would establish procedures for the operation of the program by the Adviser or an affiliate.

Other Investments; New Securities And Other Investment Techniques.

     New types of securities and other investment and hedging practices are developed from time to time. The Adviser and Sub-adviser expect, consistent with the Fund's investment objectives and policies, to invest in such new types of securities and to engage in such new types of investment practices if the Adviser or Sub-adviser believe that these investments and investment techniques may assist the Fund in achieving its investment objectives. In addition, the Adviser and Sub-adviser may use investment techniques and instruments that are not specifically described herein.

                             INVESTMENT RESTRICTIONS

     The investment objectives and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund's investment objectives are fundamental, and the Fund has also adopted the following investment restrictions as fundamental policies. The Fund's investment objectives and the following investment restrictions may not be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund.

     Under these policies:

     (1) The Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

     (2) The Fund may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies. This restriction does not apply to repurchase agreements or loans of portfolio securities.

     (3) The Fund may not act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     (4) The Fund may not purchase or sell real estate, although it may purchase securities of real estate investment trusts, issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

     (5) The Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

     (6) The Fund may not issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

     The percentages and percentage limitations set forth above or in the Prospectus will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. Restriction (6) shall be interpreted based upon no-action letters and other pronouncements of the SEC or its staff. Under current pronouncements, certain Fund positions are excluded from the definition of "senior security" so long as the Fund maintains adequate cover, segregation of assets or otherwise.

     The Fund intends to apply for ratings for its Fund Preferred Shares (if issued) from one or more nationally recognized statistical rating agencies. In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by such rating agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on Common Shareholders or the Fund's ability to achieve its investment objectives. The Fund presently anticipates that any Fund Preferred Shares that it may issue would be initially given the highest rating (i.e., AAA/Aaa) by at least one nationally recognized statistical rating agency, but no assurance can be given that such rating(s) will be obtained or that the Fund Preferred Shares will be issued. Rating agencies receive fees in connection with their ratings issuances. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies would materially impede its ability to meet its investment objectives, or if the Fund is unable to obtain its desired rating on the Fund Preferred Shares (expected to be AAA/Aaa), the Fund will not issue the Fund Preferred Shares.

                             MANAGEMENT OF THE FUND

     The Fund is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. Subject to the provisions of the Fund's Agreement and Declaration of Trust, its Bylaws and Massachusetts law, the Trustees have all power necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

     The table below provides certain information regarding the Trustees and officers of the Fund. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees. For purposes of this SAI, the term "Interested Trustee" means those Trustees who are "interested persons" of the Fund and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the Board of Trustees.

     The Trustees listed below are expected to be appointed by the Fund's initial Trustee prior to the offering of the Fund's Common Shares. Immediately after such appointment, the Fund's initial Trustee will resign.

---------------------------------------------------------------------------------------------------------------------------
                                              Term of                                Number of
                                            Office and                              Portfolios
                              Position(s)    Length of    Principal Occupation(s)    in Fund
                               Held with       Time             During Past          Complex
Name, Age and Address            Fund         Served             5 Years             Overseen     Other Directorships Held
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT  TRUSTEES
---------------------------------------------------------------------------------------------------------------------------

Graham T. Allison, Jr. (63)   Trustee          [__]      Douglas Dillon Professor      [44]      Director, Taubman Centers,
399 Boylston Street                                      and Director for the                    Inc.
Boston, MA 02116              Contract                   Belfer Center of Science
                              Review and                 and International                       Board Member, USEC Inc.
                              Governance                 Affairs, John F. Kennedy
                              Committee                  School of Government,
                              Member                     Harvard University
---------------------------------------------------------------------------------------------------------------------------

Edward A. Benjamin (65)       Trustee          [__]      Director, Coal, Energy        [44]      Director, Precision Optics
399 Boylston Street           Audit                      Investments &                           Corporation (optics
Boston, MA 02116              Committee                  Management, LLC;                        manufacturer)
                              Member                     formerly, Partner, Ropes
                                                         & Gray (law firm) until
                                                         1999
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                             Term of                                Number of
                                           Office and                              Portfolios
                             Position(s)    Length of    Principal Occupation(s)    in Fund
                              Held with       Time             During Past          Complex
   Name, Age and Address        Fund         Served             5 Years             Overseen     Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
Daniel M. Cain (58)          Trustee          [__]      President and CEO, Cain       [44]      Trustee, Universal Health
452 Fifth Avenue                                        Brothers & Company,                     Realty Income Trust
New York, NY 10018           Chairman                   Incorporated (investment
                             of the                     banking)                                Director, eBenX, Inc.
                             Audit
                             Committee                                                          Director, PASC
--------------------------------------------------------------------------------------------------------------------------

Paul G. Chenault (69)        Trustee          [__]      Retired; Trustee, First       [44]      Director, Mailco Office
5852 Pebble Beach Way                                   Variable Life (variable                 Products, Inc.
San Luis Obispo, CA 18270    Contract                   life insurance)
                             Review and
                             Governance
                             Committee
                             Member
--------------------------------------------------------------------------------------------------------------------------

Kenneth J. Cowan (71)        Trustee          [__]      Retired                       [44]      None
399 Boylston Street
Boston, MA 02116             Chairman
                             of the
                             Contract
                             Review and
                             Governance
                             Committee
--------------------------------------------------------------------------------------------------------------------------

Richard Darman (60)          Trustee          [__]      Partner, The Carlyle          [44]      Director, AES Corp.
399 Boylston Street                                     Group (investments)
Boston, MA 02116             Contract                   Professor, John F.
                             Review and                 Kennedy School of
                             Governance                 Government, Harvard
                             Committee                  University
                             Member
--------------------------------------------------------------------------------------------------------------------------

Sandra O. Moose (61)         Trustee          [__]      Senior Vice President         [44]      Director, Verizon
Exchange Place                                          and Director, The Boston                Communications
Boston, MA 02109             Audit                      Consulting Group, Inc.
                             Committee                  (management                             Director, Rohm and Haas
                             Member                     consulting)                             Company
--------------------------------------------------------------------------------------------------------------------------

John A. Shane (70)           Trustee          [__]      President, Palmer             [44]      Director,  Eastern Bank
200 Unicorn Park Drive                                  Service Corporation                     Corporation;
Woburn, MA 01801             Audit                      (venture capital
                             Committee                  organization)                           Director, Gensym
                             Member                                                             Corporation;

                                                                                                Director, Overland
                                                                                                Storage, Inc.
--------------------------------------------------------------------------------------------------------------------------

Pendleton P. White* (72)     Trustee          [__]      Retired                       [44]      None
6 Breckenridge Lane
Savannah, GA 31411           Contract
                             Review and
                             Governance
                             Committee
                             Member
--------------------------------------------------------------------------------------------------------------------------

INTERESTED  TRUSTEES

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                             Term of                                Number of
                                           Office and                              Portfolios
                             Position(s)    Length of    Principal Occupation(s)    in Fund
                              Held with       Time             During Past          Complex
   Name, Age and Address        Fund         Served             5 Years             Overseen     Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
Robert J. Blanding** (56)    President        [__]      President, Chairman,          [44]      None
555 California Street        and Chief                  Director, and Chief
San Francisco, CA 94104      Executive                  Executive Officer,
                             Officer                    Loomis Sayles; President
                                                        and CEO - Loomis Sayles
                             Trustee                    Funds I
--------------------------------------------------------------------------------------------------------------------------

John T. Hailer*** (42)       Executive        [__]      President and Chief           [44]      None
399 Boylston Street          Vice                       Executive Officer, CDC
Boston, MA 02116             President                  IXIS Asset Management
                                                        Distributors, L.P.;
                             Trustee                    Director and Executive
                                                        Vice President of CDC
                                                        IXIS Asset Management
                                                        Distribution Corporation
                                                        ("CDC IXIS Distribution
                                                        Corporation"); and
                                                        President and Chief
                                                        Executive Officer of CDC
                                                        IXIS Asset Management
                                                        Advisers, L.P. ("CDC
                                                        IXIS Advisers");
                                                        formerly, Senior Vice
                                                        President, Fidelity
                                                        Investments
--------------------------------------------------------------------------------------------------------------------------

Peter S. Voss**** (56)       Chairman         [__]      Director, President and       [44]      Trustee, Harris Associates
399 Boylston Street          of the                     Chief Executive Officer,                Investment Trust*****
Boston, MA 02116             Board of                   CDC IXIS Asset
                             Trustees                   Management North
                                                        America, L.P.
--------------------------------------------------------------------------------------------------------------------------

OFFICERS

--------------------------------------------------------------------------------------------------------------------------

Nicholas H. Palmerino (38)   Treasurer        [__]      Senior Vice President,        N/A       N/A
399 Boylston Street                                     CDC IXIS Asset
Boston, MA 02116                                        Management Services,
                                                        Inc.; Senior Vice
                                                        President, CDC IXIS
                                                        Asset Management
                                                        Advisers, L.P.;
                                                        formerly, Vice
                                                        President, Loomis Sayles
--------------------------------------------------------------------------------------------------------------------------

John E. Pelletier (39)       Secretary        [__]      Senior Vice President,        N/A       N/A
399 Boylston Street          and Clerk                  General Counsel,
Boston, MA 02116                                        Secretary and Clerk, CDC
                                                        IXIS Distribution
                                                        Corporation; Senior Vice
                                                        President, General
                                                        Counsel, Secretary and
                                                        Clerk, CDC IXIS Asset
                                                        Management Distributors,
                                                        L.P.; Senior Vice
                                                        President, General
                                                        Counsel, Secretary and
                                                        Clerk, CDC IXIS Asset
                                                        Management Advisers,
                                                        L.P.; Executive Vice
                                                        President, General
                                                        Counsel, Secretary,
                                                        Clerk, and Director, CDC
                                                        IXIS Asset Management
                                                        Services, Inc.;
                                                        formerly, Senior Vice
                                                        President and General
                                                        Counsel, Funds
                                                        Distributor, Inc.;
                                                        formerly,
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                             Term of                                Number of
                                           Office and                              Portfolios
                             Position(s)    Length of    Principal Occupation(s)    in Fund
                              Held with       Time             During Past          Complex
   Name, Age and Address        Fund         Served             5 Years             Overseen     Other Directorships Held
--------------------------------------------------------------------------------------------------------------------------
                                                        Vice President
                                                        and General Counsel,
                                                        Boston Institutional
                                                        Group; formerly, Senior
                                                        Vice President and
                                                        General Counsel,
                                                        Financial Research
                                                        Corporation
--------------------------------------------------------------------------------------------------------------------------

* In accordance with the Fund's retirement policy, Mr. White is expected to retire at the end of the calendar year 2003.

** Mr. Blanding is deemed an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

*** Mr. Hailer is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: President and Chief Executive Officer of CDC IXIS Asset Management Distributors, L.P.; Director and Executive Vice President of CDC IXIS Distribution Corporation; and President and Chief Executive Officer of CDC IXIS Advisers.

**** Mr. Voss is an "interested person" of the Fund because he holds the following positions with affiliated persons of the Fund: Director of CDC IXIS Asset Management Services, Inc.; Director of CDC IXIS Distribution Corporation; Director, President and Chief Executive Officer of CDC IXIS Asset Management North America, L.P.; Director of AEW Capital Management, Inc.; Director of Harris Associates, Inc.; Director of Jurika & Voyles, Inc.; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisers, Inc.; and Director of Vaughan, Nelson, Scarborough & McCullough, Inc.

*****As of ____, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

     Each Trustee of the Fund also serves as a trustee for CDC Nvest Funds Trust I, II and III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust-Money Market Series, CDC Nvest Tax Exempt Money Market Trust, Loomis Sayles Funds I, Loomis Salyes Funds II and the AEW Real Estate Income Fund (collectively, the "CDC Nvest Trusts"), each of which is advised by affiliates of the Adviser. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. or CDC IXIS Advisers are omitted, if not materially different from a trustee's or officer's current position with such entity.

     In accordance with the Fund's staggered board (see "Anti-Takeover and Other Provisions in the Declaration of Trust"), the Common Shareholders of the Fund will elect Trustees to fill the vacancies of Trustees whose terms expire at each annual meeting of Common Shareholders. While any Fund Preferred Shares are outstanding, holders of the Fund Preferred Shares, voting as a separate class, will elect two Trustees and the remaining Trustees shall be elected by Common Shareholders and holders of Fund Preferred Shares, voting together as a single class, in each case in accordance with the Fund's staggered board structure. Holders of the Fund Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances.

     The following table states the dollar range of equity securities beneficially owned by each Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustees in the Fund's "family of investment companies."

--------------------------------------------------------------------------------
                                               Aggregate Dollar Range of Equity
                                               Securities in All Funds Overseen
                                                   by Trustee in Family of
                      Dollar Range of Equity             Investment
Name of Trustee/1/    Securities in the Fund              Companies
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEE
--------------------------------------------------------------------------------
[To be updated]          [To be updated]                [To be updated]
--------------------------------------------------------------------------------

/(1)/ Except as disclosed above, no Trustee of the Fund owns securities of the Fund. Because the Fund is newly organized, information about ownership of its securities is shown as of _____, 2003.

Standing Board Committees

     The Contract Review and Governance Committee of the Fund is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the Adviser and the Fund, and governance matters relating to the Fund.

     The Audit Committee of the Fund is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Fund's audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian.

     Each Committee of the Board has held [one] meeting to date.

Trustee Fees [To be updated.]

     The Fund pays no compensation to its officers or to its Interested Trustees. Each other Trustee of the Fund receives a fee of $2,000 annually for serving as a Trustee of the Fund, and a fee of $375 and related expenses for each meeting of the Board of Trustees attended. Each Committee member receives a fee of $2,000 annually for Committee service, and will also receive a meeting

                             Estimated         Pension or                       Total
                         Compensation from     Retirement     Estimated     Compensation
                          the Fund for the      Benefits       Annual         from the
                             Fiscal Year       Accrued as      Benefits      CDC Nvest
                         Ending January 31,   Part of Fund      Upon       Trusts and the
Name of Trustee                2003*            Expenses*    Retirement*       Fund*+
---------------          ------------------   ------------   -----------   --------------
INDEPENDENT
Graham T. Allison, Jr.         $[___]             $[0]           $[0]          $[___]
Edward A. Benjamin             $[___]             $[0]           $[0]          $[___]
Daniel M. Cain                 $[___]             $[0]           $[0]          $[___]
Kenneth J. Cowan               $[___]             $[0]           $[0]          $[___]
Paul G. Chenault               $[___]             $[0]           $[0]          $[___]
Richard Darman                 $[___]             $[0]           $[0]          $[___]
Sandra O. Moose                $[___]             $[0]           $[0]          $[___]
John A. Shane                  $[___]             $[0]           $[0]          $[___]
Pendleton P. White             $[___]             $[0]           $[0]          $[___]
INTERESTED
[To be updated]                $[___]             $[0]           $[0]          $[___]

----------
     *Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year.

     +Total Compensation represents amounts paid during [2002] (during the fiscal year ended January 31, 2003, for CDC Nvest Companies Trust I) to a trustee for serving on the board of trustees of 6 trusts with a total of 27 funds as of [December 31, 2002], as well as estimated amounts to be paid by the Fund during the current fiscal year. Amounts include payments deferred by Trustees for 2002 (for the year ended [January 31, 2003], for CDC Nvest Companies Trust I).

     The Fund provides no pension or retirement benefits to its Trustees.

Shareholders

     As of ___________________, 2003, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.

--------------------------------------------------------------------------------
Shareholder                         Number of Common   Percentage of the Fund's
                                         Shares        Outstanding Shares as of
                                                          ____________, 2003
--------------------------------------------------------------------------------
[To be updated]                           [___]                 [__]%
--------------------------------------------------------------------------------

                     INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

     Loomis Sayles has been retained as the Adviser to provide investment advice, to allocate the assets of the Fund among the segments, and, in general, to conduct the management and investment program of the Fund under the overall supervision and control of the Trustees of the Fund. The Adviser has also been retained to manage the investment program for the High Yield Debt, Bank Loans and Emerging Markets Debt segments of the Fund.

     The Fund's advisory agreement with Loomis Sayles provides that Loomis Sayles will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Loomis Trust and certain administrative services. Loomis Sayles is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund's assets in accordance with its investment goal and policies.

     The Fund pays all expenses not borne by Loomis Sayles including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of the Fund's adviser or its affiliates, other than affiliated registered investment companies.

     The Fund's advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Fundor by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     The advisory agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and terminates automatically in the event of its assignment (as defined in the 1940 Act). In addition, the agreement will terminate automatically if the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of Loomis Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the Fund and by a majority of the trustees who are not interested persons of the Fund or Loomis Sayles.

     The advisory agreement provides that the Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     As described in the Prospectus/Proxy Statement, Loomis Sayles has agreed to certain additional, binding arrangements to limit Fund expenses. These arrangements are in effect through [_________] and will be evaluated on an annual basis thereafter may be modified or terminated by Loomis Sayles at any time.

     In addition to serving as investment adviser to the Fund, Loomis Sayles acts as investment adviser to the segments of the Fund investing in High Yield Debt, Bank Loans and Emerging Markets Debt. The Adviser furnishes a continuous investment program for these segments of the Fund's portfolio, makes the day-to-day investment decisions for these segments of the Fund, executes the purchase and sale orders for the portfolio transactions of these segments of the Fund and generally manages these segment's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

     Under the Investment Management Agreement, the Fund pays the Adviser a monthly management fee computed at the annual rate of 0.80% of the average daily value of the managed assets (which include the liquidation preference on any Preferred Shares and the principal amount on any borrowings used for leverage) of the Fund, subject to certain fee waivers described in the Prospectus. During the time in which the Fund is utilizing leverage, the fees paid to the Adviser and its affiliates for investment management, administrative and other services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which include the liquidation preference of any Fund Preferred Shares and the principal amount of any borrowings used for leverage. Only the Fund's Common Shareholders bear the Fund's fees and expenses.

     Loomis Sayles was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Fund's portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC, ("CDC IXIS Holdings") which is in turn a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America").

The Sub-adviser

     AEW has been retained as the Sub-adviser to the Real Estate Securities segment of the Fund. The Sub-adviser is a real estate investment advisory firm that provides investment management and related services to institutional and retail investors. The Sub-adviser employs 180 investment professionals in offices located in Boston, Los Angeles, Washington, DC, and London and utilizes the resources of a dedicated in-house research group in place since 1988. Together with its affiliates operating under the AEW name, the Sub-adviser managed approximately $[__] of client capital as of _______, 2003 (approximately $[__] as of _____,

2003), including the assets of some of the nation's leading public and private pension funds, union retirement funds, and university endowments. The Sub-adviser managed approximately $[__] in REIT securities as of _______, 2003 ($[__] as of ________________, 2003). The Sub-adviser's address is Two
Seaport Lane, World Trade Center East, Boston, Massachusetts 02210.

     The Sub-adviser is a registered investment adviser whose origins date back to 1981. The Sub-adviser is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC, which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). CDC IXIS North America owns the entire limited partnership interest in the Adviser. CDC IXIS North America, together with its subsidiaries and affiliates in the U.S., Europe and Asia, managed approximately $[____] in assets for institutions and individuals as of _____, 2003 (approximately $[____] as of ______, 2003).

     Pursuant to the Investment Sub-advisory Agreement between the Adviser and Sub-adviser, the Sub-adviser will receive from the Adviser a management fee equal to [__]% for the services provided to the Real Estate Securities asset class of the Fund.

Trustee Approval of the Investment Management Agreement and Sub-advisory
Agreement

[To be updated]

Administrative Services

     Pursuant to an Administrative Services Agreement between the Fund and CDC IXIS Asset Management Services, Inc. ("CDC IXIS Services"), an affiliate of the Adviser and Sub-adviser, CDC IXIS Services also performs or arranges for the performance of certain administrative and accounting functions for the Fund, including: (i) providing persons satisfactory to the Trustees of the Fund to serve as officers and, in that capacity, manage the daily operations of the Fund; (ii) processing the payment of expenses for the Fund; (iii) supervising the preparation of periodic reports to the Fund's shareholders; (iv) preparing materials for Fund Board and Committee meetings; (v) supervising the pricing of the Fund's investment portfolio and the publication of the net asset value of the Fund's shares, earnings reports and other financial data; (vi) monitoring relationships with organizations providing services to the Fund, including the custodian, transfer agent and printers; (vii) supervising compliance by the Fund with record-keeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Adviser, Sub-adviser, custodian and/or transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; and (viii) providing executive, clerical and secretarial help needed to carry out these responsibilities.

     Under the terms of the Administrative Services Agreement, the Fund pays CDC IXIS Services a monthly administration fee computed on the basis of the average daily managed assets of the Fund at an annual rate equal to [____]% of the first $[___________] in assets and [______]% of assets in excess of $[___________], with a minimum annual fee of $[_______].

     In accordance with the terms of the Administrative Services Agreement and with the approval of the Fund's Board of Trustees, CDC IXIS Services has retained ______________________________________ as sub-administrator under a sub-administration agreement (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, _________________________________ has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining, together with the Fund's custodian, the Fund's net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund's books and records that are not maintained by the Adviser, CDC IXIS Services, the custodian or transfer agent; (iii) preparing financial information for the Fund's income tax returns, proxy statements, shareholder reports, and SEC filings; and (iv) responding to shareholder inquiries.

     Under the terms of the Sub-Administration Agreement, CDC IXIS Services (and not the Fund) pays ______________________________ a monthly sub-administration fee computed on the basis of the managed assets of the Fund at an annual rate equal to [_____]% of the first $[___________] in managed assets and [_____]% thereafter. As discussed below under "Custodian and Transfer and Dividend Disbursing Agent," _______________________ is also the Fund's custodian.

     The personnel acting as officers of the Fund are employees or officers of the Adviser, the Sub-adviser, CDC IXIS Services or their affiliates. The Fund does not pay for services performed by officers of the Adviser, Sub-adviser, CDC IXIS Services or their affiliates, other than amounts payable under the Investment Management and Administrative Services Agreements.

Marketing Agent

     CDC IXIS Asset Management Advisers Group (the "Advisers Group"), an affiliate of the Adviser, will act as marketing agent for the Fund in connection with the offering of the Common Shares by preparing marketing materials and providing distribution support during the offering. The Advisors Group has agreed, pursuant to an agreement, with the Adviser and Sub-adviser, (i) to reimburse each of the Adviser and Sub-adviser for [_________] of the amount by which the aggregate of all of the Fund's organizational expenses and offering costs (other than the sales load) exceeds $[0.03] per Common Share and (ii) to bear a portion of any ongoing asset-based fees to be paid by the Adviser and Sub-adviser to the underwriters (other than [________]) in connection with the offering in the amount of [____]% of such fees in years one and two of the Fund's operations and in declining amounts for each of the four years thereafter. As payment for these services, each of the Adviser and Sub-adviser (and not the Fund) has agreed to pay the Advisors Group a fee at the annual rate of [____]% of the net assets of the segments managed by them, respectively, for years one and two of the Fund's operations, [____]% of such net assets for years three and four, and [____]% of such net assets in years five and six. The Adviser and Sub-adviser have not agreed to pay any fees to the Advisors Group (and the Advisors Group has not agreed to bear any portion of any asset-based fees payable by the Adviser or Sub-adviser) beyond year six of the Fund's operations. The Advisors Group, the Adviser and the Sub-adviser, all of which are subsidiaries of CDC IXIS Asset Management North America, L.P., may agree to change or eliminate these payments at any time.

Custodian And Transfer And Dividend Disbursing Agent

     ___________________________, which has its principal business office at
_______________________________________________, has been retained to act as custodian of the Fund's investments and ____________________________________
_____________________________________, which has a principal business office at __________________________________________________, has been retained to act as the Fund's transfer and dividend disbursing agent. Neither ___________ _______________ nor _________ has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

     CDC IXIS Services remains responsible for monitoring and overseeing the performance by _________________________________________ and __________, as
sub-administrator and custodian and transfer and disbursing agent, respectively, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund's Board of Trustees.

Code Of Ethics

     The Fund and the Adviser have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics may be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board and the oversight of the Adviser, the Adviser and Sub-adviser are primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

     Fixed-income securities, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

     The general policy of the Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Adviser's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the

Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

     Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser and Sub-adviser may select brokers who charge a commission in excess of that charged by other brokers if the Adviser or Sub-adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Adviser or Sub-adviser by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The Adviser and Sub-adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Adviser or Sub-adviser in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases the Fund's costs, the Adviser and Sub-adviser do not believe that the receipt of such brokerage and research services significantly reduces their expenses. Arrangements for the receipt of research services from brokers may create conflicts of interest.

     Research services furnished to the Adviser and Sub-adviser by brokers who effect securities transactions for the Fund may be used by the Adviser or Sub-adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Adviser or Sub-adviser by brokers who effect securities transactions for other investment companies and accounts which the Adviser or Sub-adviser manages may be used by the Adviser or Sub-adviser in servicing the Fund. Not all of these research services are used by the Adviser or Sub-adviser in managing any particular account, including the Fund.

     Under the 1940 Act, "affiliated persons" of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Fund may purchase securities from underwriting syndicates of which the Adviser, Sub-adviser or any of their affiliates (as defined in the 1940 Act) is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.

     The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through "affiliated broker/dealers," as defined in the 1940 Act. The Board of Trustees has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations.

     Investment decisions for the Fund are made independently from those of other funds or accounts managed by the Adviser and Sub-adviser. Such other funds or accounts may also invest in the same securities as the Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as the Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

                        DETERMINATION OF NET ASSET VALUE

     The method for determining the net asset value per Common Share is summarized in the Prospectus.

     The total net asset value of the Common Shares (the excess of the assets of the Fund over the Fund's liabilities) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (the "Exchange") is open for trading. In addition, in the Adviser's discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if the Adviser in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to affect materially the net asset value of the Fund's shares and (ii) whether in the Adviser's view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. The Fund does not expect to price its shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker. Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to procedures approved by the Board.

     Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange, except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Fund computes the net asset value of its Common Shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of the Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of the Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Fund's Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value.

                              DESCRIPTION OF SHARES

Common Shares

     The Fund's Declaration authorizes the issuance of an unlimited number of Common Shares, no par value per share. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust
- Shareholder Liability" below, non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Fund Preferred Shares have been paid, asset coverage (as defined in the 1940 Act) with respect to Fund Preferred Shares and certain forms of indebtedness would be at least 200% and 300%, respectively, after giving effect to such distributions, and other requirements imposed by any rating agencies rating any Fund Preferred Shares issued by the Fund have been met. See "Fund Preferred Shares" below.

     The Fund has applied to list its Common Shares on the [American] Stock Exchange under the symbol "[____]." Under the rules of the [American] Stock Exchange currently applicable to listed companies, the Fund will be required to hold a meeting of shareholders annually.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest primarily in securities of real estate companies have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that the Common Shares or shares of other similar funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of the Common Shares after payment of the sales load and organizational and offering expenses. Whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Shares; Conversion to Open-End Fund."

Fund Preferred Shares

     The Declaration authorizes the issuance of an unlimited number of Fund Preferred Shares. The Fund Preferred Shares may be issued in one or more classes or series, with such par value, preferences, voting powers, terms of redemption, and special rights and privileges as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     The Fund's Board of Trustees has indicated its intention to authorize an offering of Fund Preferred Shares (representing approximately [35]% of the Fund's capital immediately after the time the Fund Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. The offering of the Fund Preferred Shares is subject to several conditions, including general market conditions, the Fund's receipt of the highest credit rating on the Fund Preferred Shares from at least one nationally recognized statistical rating agency (e.g., AAA or Aaa) and the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Fund Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus. Although the terms of the Fund Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Declaration) if and when it authorizes the Fund Preferred Shares offering, it is likely that the initial series of Fund Preferred Shares would likely pay cumulative dividends at relatively short-term periods, by providing for the periodic (weekly and/or monthly) redetermination of the dividend rate through an auction or similar process. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Fund Preferred Shares are expected to be as stated below.

     Limited Issuance of Fund Preferred Shares. Under the 1940 Act, the Fund could issue Fund Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total assets less all liabilities and indebtedness not representing senior securities (as defined in the 1940 Act) ("Asset Coverage Assets"), measured immediately after issuance of the Fund Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund would not be permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Fund Preferred Shares is no more than one-half of the value of the Fund's Asset Coverage Assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. It is currently anticipated that the liquidation value of the Fund Preferred Shares will be approximately [35]% of the value of the Fund's capital, measured immediately after the issuance of the Fund Preferred Shares. The Fund intends to purchase or redeem Fund Preferred Shares, if necessary, to maintain applicable asset coverage requirements.

     Distribution Preference. The Fund Preferred Shares have complete priority over the Common Shares as to distribution of assets.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Fund Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Fund Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or other entity or a sale of all or substantially all of, or any part of, the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

     Voting Rights. In connection with any issuance of Fund Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Fund Preferred Shares be voting shares. Except as otherwise provided in the Declaration or the Fund's Bylaws or otherwise required by applicable law, holders of Fund Preferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of the Fund's Trustees, holders of Fund Preferred Shares, voting as a separate class, will also be entitled to elect two of the Fund's Trustees, and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Fund Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Fund Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Trustees until all dividends in arrears have been paid or declared and otherwise provided for by the Fund.

     The affirmative vote of the holders of a majority (as defined in the 1940
Act) of the outstanding Fund Preferred Shares, voting as a separate class, shall be required to (1) adopt any plan of reorganization that would adversely affect the Fund Preferred Shares, or (2) approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, the conversion of the Fund from a closed-end to an open-end company or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Fund Preferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to the Fund Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been set aside to effect such redemption.

     Redemption, Purchase and Sale of Fund Preferred Shares by the Fund. The terms of the Fund Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Fund Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Fund Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

     The discussion above describes the Fund's Board of Trustees' present intention with respect to a possible offering of Fund Preferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the Fund Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Shareholder Liability

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Fund's Declaration of Trust (the "Declaration") contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or any officer or officers of the Fund. The Declaration also provides for indemnification by the Fund for all loss and expense of any shareholder or former shareholder held personally liable on account of being or having been a shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

Anti-Takeover Provisions

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

     The Fund's Trustees are divided into three classes (Class I, Class II and Class III), having initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, subject to any voting powers of Common Shareholders or the holders of Fund Preferred Shares, the Declaration provides that a Trustee may be removed only for "cause" (as defined below) and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, at a meeting called for such purpose, or (ii) by a written instrument signed by at least seventy-five percent (75%) of the remaining Trustees specifying the date when such removal shall become effective. "Cause" for these purposes means willful misconduct, dishonesty or fraud on the part of the Trustee in the conduct of his or her office or such Trustee being convicted of a felony.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities issued by the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund, issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund and issuances of securities of the Fund or a series or class to all shareholders of the Fund or such series or class on a pro rata basis; (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business or (4) any shareholder proposal as to specific investment decisions made or to be made with respect to the assets of the Fund or a series or class of shares. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.

     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration requires no vote or consent of the Fund's shareholders to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law (including any shareholder voting rights under the 1940 Act) have been satisfied.

     In addition, the Declaration provides that, subject to the voting power of one or more classes of shares as set forth in the Bylaws, the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares entitled to vote or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below). A vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below) is required for distributions to the Fund's shareholders (in one or a series of distributions) during any twelve-month period of any property (in cash, shares or otherwise) with an aggregate fair market value in excess of 125% of the income and gains (accrued or realized) of the Fund during such twelve-month period.

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Possible Conversion to Open-End Status" and "Certain Provisions in the Declaration of Trust" in the Prospectus.

     The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters as the Trustees may consider necessary or desirable.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objectives and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees who either (i) has been a member of the Board for a period of at least thirty-six months (or since immediately after the initial registered public offering of the Fund's Common Shares, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Trustees

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                REPURCHASE OF SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund. Shares of closed-end investment companies frequently trade at prices lower than net asset value. They sometimes also trade at a premium to net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Fund's Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, the conversion of the Fund to an open-end investment company, or other programs intended to reduce the discount. The Board of Trustees currently considers the following factors to be relevant to a consideration of any of the actions noted above: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and general market considerations. The Board of Trustees may decide not to take any of these actions. The Fund has no present intention to repurchase its Common Shares and generally would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when Fund Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Fund Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Fund Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow or use the accumulation of cash to finance repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations under each of those Acts.

     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Fund Preferred Shares or other forms of leverage and general market and economic conditions.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Certain Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Fund Preferred Shares, voting together as a single class, and the holders of a "majority of the outstanding" Fund Preferred Shares voting as a separate class, in order to authorize a conversion.

     The Fund anticipates that it would not charge any sales or redemption fees upon conversion to an open-end fund. The Fund also currently anticipates that after any such conversion, shareholder redemptions would generally be made in cash. However, if the Fund were to meet shareholder redemptions "in kind" through the distributions of securities, shareholders would bear the risks of holding such securities directly and would bear any brokerage costs or other transactional expenses in connection with the sale of such securities.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the [American] Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Fund Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact (including the expense) of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                    TAXATION

     Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund

     The Fund intends to elect to be treated as, and to qualify annually as, a regulated investment company under Subchapter M of the Code.

     To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest each taxable year.

     As a regulated investment company that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gain in excess of net long-term capital loss) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If the Fund fails to distribute in a calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed during those years, the Fund will be subject to a 4% excise tax on the undistributed amount. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (even if such income were distributed to its shareholders), and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Distributions

     Dividends paid out of the Fund's current and accumulated earnings and profits will, except in the case of capital gain dividends described below, generally be taxable to a U.S. shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Although such dividends generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code, if a portion of the Fund's income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. A return of capital is not taxable, but it reduces a shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

     For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met. In general, distributions of investment income designated by the Fund as derived from qualified dividend income may be eligible for treatment as qualified dividend income in the hands of the Fund's shareholders. "Qualified dividend income" generally includes dividends received from regular domestic corporations and from certain qualified foreign corporations, provided that certain required stock holding periods and other requirements are met.

     Where the Fund receives dividends from another regulated investment company or a REIT that are designated by that regulated investment company or REIT as qualified dividend income, and the Fund meets the holding period and other requirements referenced above with respect to the shares of that regulated investment company or REIT, the Fund may designate its distributions derived from those dividends as qualified dividend income. However, the amount of a REIT's qualified dividend income is limited to the sum of (i) the excess of the REIT's "real estate investment trust taxable income" for the preceding year, which would typically include any income that the REIT did not distribute to shareholders, over the tax payable by the REIT on such income in the preceding year, and (ii) the excess of the income of the REIT for the preceding year subject to the built-in gain tax on certain assets acquired from C corporations over the tax payable by the REIT on any such income in the preceding year. Because the reduced tax rate generally will not apply to dividends derived from REITs or dividends derived from debt securities, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

     Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

     Dividends and distribution on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

     The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid out of earnings or profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends between its Common Shares and Fund Preferred Shares in proportion to the total dividends paid out of earnings or profits to each class with respect to such tax year. Dividends qualifying and not qualifying for the dividends received deduction will similarly be allocated between and among these classes.

     Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in additional shares of the Fund. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions.

Sale Or Exchange Of Fund Shares

     Upon the sale, exchange or redemption of shares of the Fund which a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

     However, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly purchased shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a taxable disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

     From time to time, the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Fund Preferred Shares held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Fund Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Fund Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case there is a risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Fund Preferred Shares held by a holder of Fund Preferred Shares (a "Preferred Shareholder") and such shareholder is treated as having received a taxable dividend upon such redemption, there is a risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders.

     Tax Shelter Reporting Regulations. Under recently enacted Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Hedging Transactions

     If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Certain of the Fund's hedging activities (including its transactions in foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Foreign Currency-Denominated Securities and Related Hedging Transactions.

     The Fund's transactions in foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources (i) their pro rata shares of such taxes and (ii) that portion of any dividend paid by the Fund which represents income derived from foreign sources. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Because the Fund cannot invest more than 40% of its managed assets in Foreign Securities, it is generally not expected that shareholders will be entitled to claim a credit or deduction with respect to the Fund's foreign taxes.

Original Issue Discount Securities and Payment-in-Kind Securities

     The Fund may acquire debt obligations that are treated as issued originally at a discount or having acquisition discount. Current federal tax law requires a regulated investment company that holds a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was issued, even though the holder receives no interest payment in cash on the security during the year. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Generally, the amount of the discount is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the original issue discount includable in income with respect to certain high-yield corporate debt obligations (including certain payment-in-kind securities) may be treated as a dividend for certain U.S. federal income tax purposes. With respect to certain short-term debt obligations, the Fund may make one or more elections which could affect the character and timing of recognition of income.

     Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investment In Real Estate Investment Trusts

     If the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"), a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Adviser does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs.

Tax Exempt Shareholders

     Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) as noted above, the Fund invests in REITs that hold residual interests in REMICs; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

Foreign Shareholders

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

     Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation--Investment in Real Estate Investment Trusts" above)), which tax is generally withheld from such distributions.

     Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S.

income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation-Backup Withholding," below. Any gain that a foreign shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund will ordinarily be exempt from U.S. tax unless
(i) in the case of a shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" and the foreign shareholder held more than 5% of the shares of the Fund, in which event the gain would be taxed in the same manner as for a U.S. shareholder as discussed above and a 10% U.S. withholding tax would be imposed on the amount realized on the disposition of such shares to be credited against the foreign shareholder's U.S. income tax liability on such disposition. A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, "U.S. real property interests" include interests in stock in U.S. real property holding corporations (other than an interest in stock of a REIT controlled by U.S. persons at all times during the five-year period prior to the disposition and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

     Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Backup Withholding

     The Fund generally is required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to any non-corporate shareholder who fails to provide the Fund with a correct taxpayer identification number (TIN) or to make required certifications to the Fund that he or she is not subject to withholding, or who has been notified by the IRS that he or she is subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     In order for a foreign shareholder to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisers in this regard.

     Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Other Taxation

     Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

            PERFORMANCE-RELATED AND COMPARATIVE AND OTHER INFORMATION

     From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

     From time to time, the Fund, the Adviser and/or the Sub-adviser may report to shareholders or to the public in advertisements concerning the performance of the Adviser or Sub-adviser or on the comparative performance or standing of the Adviser or Sub-adviser in relation to other money managers. The Adviser also may provide current or prospective private account clients, in connection with standardized performance information for the Fund, performance information for the Fund gross and/or net of fees and expenses for the purpose of assisting such clients in evaluating similar performance information provided by other investment managers or institutions. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Fund, the Adviser or the Sub-adviser, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. Performance information for the Fund may be compared to various unmanaged indexes.

     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     Past performance is not indicative of future results. At the time common shareholders sell their shares, they may be worth more or less than their original investment.

[To be updated]

     The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price as set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $[.45] per share (3.0% of the initial offering price).

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Ropes & Gray LLP serves as counsel to the Fund, and is located at One International Place, Boston, Massachusetts 02110. [__________] located at [_________], has been appointed as independent accountants for the Fund. The statement of assets and liabilities of the Fund as of ________________, 2003 and the statement of operations of the Fund for the one day then ended included in this SAI have been so included in reliance on the report of [________] LLP, independent accountants, given on the authority of the firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the SEC, Washington, DC The Prospectus and this SAI do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. You may also review and copy the Registration Statement by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Registration Statement may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                        REPORT OF INDEPENDENT ACCOUNTANTS

     [To be provided by pre-effective amendment]

                              FINANCIAL STATEMENTS

     [To be provided by pre-effective amendment]

                          NOTES TO FINANCIAL STATEMENTS

     [To be provided by pre-effective amendment]

APPENDIX A - RATINGS OF INVESTMENTS

     Description of certain ratings assigned by Standard & Poor's and Moody's:

Standard & Poor's

LONG-TERM

     "AAA"--An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA"--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A"--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB"--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "BB," "B," "CCC," "CC," and "C"--Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB"--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B"--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC"--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC"--An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C"--A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     "D"--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     "r"--The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     "N.R."--The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

     Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus ( - ) sign designation to show relative standing within the major rating categories.

SHORT-TERM

     "A-1"--A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2"--A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3"--A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B"--A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

     "C"--A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D"--A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

     "Aaa"--Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa"--Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A"--Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     "Baa"--Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba"--Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B"--Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa"--Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca"--Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C"--Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

     Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

     These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     "aaa"--An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa"--An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a"--An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa"--An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

     "ba"--An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b"--An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     "caa"--An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     "ca"--An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     "c"--This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     Leading market positions in well-established industries.

     High rates of return on funds employed.

     Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

                           PART C - OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)  Financial Statements:

         Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by pre-effective amendment to this Registration Statement.

(2)  Exhibits:

     (a) Declaration of Trust dated September 8, 2003, filed herewith.

     (b) By-Laws of the Registrant, filed herewith.

     (c) None.

     (d) (1) Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Agreement and Declaration of Trust, filed herewith.

         (2) Article 10 (Shareholders' Voting Powers and Meetings) of the Bylaws of Registrant, filed herewith.

         (3) Form of Share Certificate of the Common Shares.*

     (e) Terms and Conditions of Dividend Reinvestment Plan.*

     (f) None.

     (g) (1) Form of Investment Management Agreement between Registrant and Loomis, Sayles & Company, L.P. ("Loomis Sayles").*

         (2) Form of Investment Sub-advisory Agreement between Loomis Sayles and AEW Management and Advisors, L.P. ("AEW").*

     (h) (1) Form of Underwriting Agreement.*

         (2) Form of Master Selected Dealer Agreement.*

         (3) Form of Master Agreement Among Underwriters.*

     (i) None.

     (j) Form of Custodian Agreement between Registrant and _________________
         ____________________.*

     (k) (1) Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement with ________________________________________________.*

         (2) Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and Loomis Sayles.*

         (3) Form of Fee Waiver Agreement between Registrant and Loomis Sayles.*

         (4) Form of Administration Agreement between Registrant and CDC IXIS Asset Management Services, Inc.*

         (5) Form of Securities Lending Agreement between the Registrant and
         _________________________________.*

         (6) Form of Delegation Agreement between the Registrant and ___________
         _______________________.*

         (7) Form of Sub-Administration Agreement between CDC IXIS Asset Management Services, Inc. and _____________________________________.*

     (l) Opinion and Consent of Ropes & Gray LLP.*

     (m) None.

     (n) Consent of Independent Accountants.*

     (o) None.

     (p) Subscription and Initial Capital Agreement of _______ dated ________, 2003.*

     (q) None.

     (r) (1) Code of Ethics of the Registrant.*

         (2) Code of Ethics of Loomis Sayles.*

         (3) Code of Ethics of AEW.*

     (s) Power of Attorney for Allison, Jr., Benjamin, Blanding, Cain, Chenault, Cowan, Darman, Hailer, Moose, Shane, Voss and White.*

         * To be filed by amendment.

ITEM 25.  MARKETING ARRANGEMENTS

To be filed by amendment.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering, all of which are being borne by the Registrant, are as follows:

SEC Registration Fees ............................ $
American Stock Exchange Listing Fee .............. $
Printing and Engraving Expenses .................. $
Legal Fees and Expenses .......................... $
Auditing Fees and Expenses ....................... $
NASD Fees ........................................ $
Miscellaneous .................................... $
                                                   ---------
Total ............................................ $
                                                   =========

     * To be completed by amendment. Expenses may be reduced pursuant to an expected contractual agreement by Loomis Sayles to pay the amount by which the aggregate of all the Fund's organizational expenses and all offering costs (other than the sales load) exceed $[0.03] per share.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

As of _________ , 2003

                                                          NUMBER OF
TITLE OF CLASS                                          RECORD HOLDERS
-----------------------                                 --------------

Common Stock, no par value per share ................         0

To be filed by amendment.

ITEM 29.  INDEMNIFICATION

         Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Agreement and Declaration of Trust, which is incorporated by reference herein.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Agreement and Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND SUB-ADVISER

The description of the Loomis Sayles and AEW under the caption "Management of the Fund" in the Prospectus and "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

The list required by this Item 30 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (SEC File No. 801-170; IARD/CRD No. 105377).

The list required by this Item 30 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of AEW during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by AEW pursuant to the Investment Advisers Act of 1940 as amended (SEC File No. 801-48034; IARD/CRD No. 108638).

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

    The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of any of its custodian, ___________________, ____________________________________________, its
transfer agent, _____________, ________________________________, and/or its
administrator CDC IXIS Asset Management Services, Inc., 399 Boylston Street, Boston, MA 02116.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2) Not applicable.

(3) Not applicable.

(4) Not applicable.

(5) The Registrant undertakes that:

    a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuantto 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

    b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

    A copy of the Agreement and Declaration of the Loomis Sayles Income Opportunities Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Boston and The Commonwealth of Massachusetts on the 15 day of September, 2003.

                                        LOOMIS SAYLES INCOME OPPORTUNITIES FUND

                                        By: /s/ John T. Hailer
                                            ------------------------------------
                                            Name: John T. Hailer
                                            Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ John T. Hailer                                   September 15, 2003
---------------------------
John T. Hailer
President and Chief Executive Officer
(Principal Executive Officer)



/s/ Nicholas H. Palmerino                            September 15, 2003
---------------------------
Nicholas H. Palmerino
Vice President, Treasurer, and Principal
Financial and Accounting Officer



/s/ John E. Pelletier                                September 15, 2003
---------------------------
John E. Pelletier
Trustee

                                  EXHIBIT INDEX
Exhibit
Number                             Description
------                             -----------

2(a) -- Declaration of Trust
 (b) -- Bylaws